As filed with the Securities and Exchange Commission on January 10, 2013

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Katherine P. Feld, Esq.

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering : As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered: Shares of common stock, par value $0.001 per share of Prudential Jennison Equity Income Fund, a series of the Registrant.

It is proposed that this filing become effective on February 9, 2013, pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

What to do now:

1.	Read the enclosed Proxy Statement.

2.	Review the voting instructions provided.

3.	VOTE!

Three easy ways to vote:

1.	Call the toll-free number on your proxy ballot card from a touch-tone telephone.

2.	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

3.	Mail your completed proxy ballot card in the enclosed postage-paid envelope.

Voting by phone or Internet is available 24 hours a day, 7 days a week and must be received by 11:59 p.m. Eastern time on the day prior to the meeting.

The Board of Trustees of the Target Growth Allocation Fund (the Fund) is recommending that shareholders approve a proposed merger of the Target Growth Allocation Fund into the Prudential Jennison Equity Income Fund. In addition to the accompanying proxy materials, this packet provides information about the proposed merger. The Board recommends you vote to approve the proposal.

Please read the enclosed materials and vote your shares as soon as possible. The three methods for voting your shares are noted above to make it as easy as possible for you. We appreciate your quick response as it will help us minimize communications costs.

Continued

What’s Inside

Answers to your questions about the proposed merger	2-5
Supplement to the prospectus	8

Answers to questions about the proposed merger of the Target Growth Allocation Fund should be reviewed along with the enclosed proxy materials.

On what proposal am I being asked to vote?

Shareholders of the Target Growth Allocation Fund are being asked to approve a proposal for the acquisition of its assets and the assumption of its liabilities by the Prudential Jennison Equity Income Fund.

Why is this merger being proposed?

After careful review of a broad range of factors, including market conditions, performance, expenses, and asset levels of the Funds, the Board of Trustees determined it is in the best interest of shareholders to merge the Target Growth Allocation Fund into the Prudential Jennison Equity Income Fund.

How do you expect shareholders to potentially benefit from this change?

—	Yield: The Prudential Jennison Equity Income Fund has provided investors with a substantially higher 12-month yield than the Target Growth Allocation Fund.

12-Month Yield
Prudential Jennison Equity Income Fund A	3.75%
Target Growth Allocation Fund A	0.79%

Source: Morningstar as of 12/31/2012

—	Long-Term Performance: The Prudential Jennison Equity Income Fund has provided stronger returns over the past 3-, 5-, and Since Inception periods.

Performance (without sales charges) as of 12/31/2012	1-year %	3-year %	5-year %	10-year %	S.I. %	S.I. Date
Prudential Jennison Equity Income Fund A Shares	12.44	10.13	3.96	N/A	6.66	04/12/2004
Target Growth Allocation Fund A Shares	14.56	7.54	-1.48	6.76	4.38	11/18/1998

Performance (SEC Standardized Returns with sales charges) as of 12/31/2012	1-year %	3-year %	5-year %	10-year %	S.I. %	S.I. Date	30 day SEC Yield %
Prudential Jennison Equity Income Fund A Shares	6.26	8.08	2.80	N/A	5.97	04/12/2004	2.59
Target Growth Allocation Fund A Shares	8.26	5.53	-2.59	6.15	3.97	11/18/1998	0.03

Past performance is no guarantee of future results and current performance may be lower or higher than the past performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance update, visit our website at www.prudentialfunds.com. Maximum sales charge: Class A, 5.5%. Gross operating expenses: Target Growth Allocation Fund: Class A, 1.60%. Prudential Jennison Equity Income Fund: Class A, 1.22%.

Total return describes the return to the investor after net operating expense but before any sales charges are imposed. SEC standardized return describes the return to the investor after net operating expense and maximum sales charges are imposed. All returns assume share price changes as well as the compounding effect of reinvested dividends and capital gains. Returns may reflect fee waivers and/or expense reimbursements. Without such, returns would be lower. Performance by share class may vary.

—

Increased Investment Flexibility: Both Funds offer diversification into U.S. and Foreign stocks, along with diversification by market capitalization. The Target Growth Allocation Fund seeks to do this through a strategic allocation to five investment sleeves (Large Cap Growth, Large Cap Value, Small Cap Growth, Small Cap Value, and International Stocks). The Prudential Jennison Equity Income Fund utilizes a more flexible approach, providing the Jennison Associates portfolio management team the opportunity to increase/decrease investment allocations over time, which has helped provided stronger long-term returns.

—

Lower expenses: Prudential Jennison Equity Income Fund has lower expenses than Target Growth Allocation Fund. The merger will result in an even larger fund that, as a result, may have even lower expenses over the long term.

Net Operating Expenses	Class A	Class B	Class C	Class Q	Class R	Class X	Class Z
Prudential Jennison Equity Income Fund	1.17%	1.92%	1.92%	0.81%	1.42%	1.92%	0.92%
Target Growth Allocation Fund	1.55%	2.30%	2.30%	N/A	1.80%	2.30%	1.30%

Who is Jennison Associates?

Founded in 1969 to serve the institutional market, Jennison is a leading manager of growth, value, blend, global, and specialty strategies, and applies a research-driven, stock-by-stock approach to portfolios. Its “boutique” scale enables investment professionals to share ideas and information about individual stocks and to move quickly when opportunities arise. The close communication among Jennison’s investment teams helps ensure investors benefit from the extensive resources and experience of the entire organization. Jennison is a subsidiary of Prudential Financial, Inc.

Is the merger considered a taxable event for federal income tax purposes?

We do not expect the merger to result in a taxable gain or loss for U.S. federal income tax purposes. Sales by Target Growth Allocation Fund of portfolio securities prior to the merger may result in realized gains or losses on such securities. Net realized gains in excess of prior year capital loss carry forward (if any) would be distributed to shareholders of Target Growth Allocation Fund prior to the merger. See the proxy statement and prospectus for more information.

Do the two Funds have similar investment objectives and policies?

The investment objective of the Target Growth Allocation Fund is long-term capital appreciation, while the Prudential Jennison Equity Income Fund seeks both income and capital appreciation.

How would you compare the two investment strategies?

Fund Name:	Target Growth Allocation Fund	Prudential Jennison Equity Income Fund
Objective:	Seeks long-term capital appreciation.	Seeks income and capital appreciation.
Investment Strategy:

• Asset allocation based on a distinct investment goal/risk profile.

• Invests in a diversified portfolio of equity securities, including growth- and value-oriented large- and small-cap stocks, and international stocks.

• Invests in companies with the potential to sustain and increase dividends that may be undervalued by the market.
Benchmark:	S&P 500 Index and Customized Blend	Lipper Equity Income Index

What are the CUSIP and ticker symbols for the two Funds?

Target Growth Allocation Fund

Class	Ticker	CUSIP

Class A	PHGAX	87612A823

Class B	PIHGX	87612A815

Class C	PHGCX	87612A799

Class R	PGARX	87612A781

Class X	N/A	87612A757

Class Z	PDHZX	87612A773

Prudential Jennison Equity Income Fund

Class	Ticker	CUSIP

Class A	SPQAX	74441L808

Class B	JEIBX	74441L881

Class C	AGOCX	74441L873

Class Q	PJIQX	74441L816

Class R	PJERX	74441L790

Class X	AXGOX	74441L840

Class Z	JDEZX	74441L832

If the proposal is approved, when will the proposed merger go into effect?

If the required shareholder approval is obtained, it is expected that the merger will be completed during second quarter 2013.

How will you determine the number of shares of the Prudential Jennison Equity Income Fund that each shareholder receives?

As of the New York Stock Exchange (NYSE) close of business on the transaction date, each shareholder will receive a dollar value of whole and fractional shares of the equivalent class of the Prudential Jennison Equity Income Fund equal to the value of shares held in the Target Growth Allocation Fund. The transaction is expected to occur as soon as practical following shareholder approval.

What if there are not enough votes to approve the proposed merger by the scheduled shareholder meeting date?

If we do not receive enough votes to approve the proposed merger by the time of the meeting, the meeting may be adjourned to permit further solicitation of proxy votes.

Can my broker vote on my behalf?

Under existing NYSE rules, brokers, banks and other nominees are not expected to be entitled to vote Target Growth Allocation Fund shares with respect to the proposed merger unless the beneficial owner gives specific instructions for the vote. However, the Target Growth Allocation Fund will forward proxy materials to brokers who are the record owners for beneficial owners. When a broker is unable to cast a vote because no specific instructions have been given but executes and returns an unvoted proxy ballot card, the resulting “broker non-vote” counts toward establishing a quorum for the meeting but has the effect of a vote against the proposed merger.

How many votes am I entitled to cast?

You may cast one vote for each share of the Fund you own on the record date, which is January 22, 2013.

How do I vote my shares?

You can vote your shares 24 hours a day, 7 days week by telephone, by mail via the enclosed proxy ballot card, and by Internet. If you hold the Fund within a brokerage account and receive statements directly from your bank or broker, please follow the instructions provided on your proxy card. You can also vote your shares by attending the meeting. Please see the enclosed proxy materials for complete details.

How do I sign the proxy ballot card?

Individual accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy ballot cards. Joint accounts: Both owners must sign, and the signatures must conform exactly to the names shown on the account registration. All other accounts: The person signing must indicate his or her role in the account. For example, a trustee for a trust should include his or her title when signing, such as “Jane Doe, Trustee,” or an authorized officer of a company should indicate his or her position with the company, such as “John Smith, President.”

Whom do I call for more information?

Contact D.F. King & Co., Inc., the Fund’s proxy solicitor, at 1-800-431-9642 for additional information regarding the proxy or for a replacement proxy card.

Definitions

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500) is an index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. Source: Standard & Poor’s Corporation.

The Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The MSCI EAFE Index (20%) reflects stock price movements in Europe, Australasia, and the Far East; and the Russell 3000® Index (80%) measures the performance of the largest 3,000 U.S. companies. The Russell index and Russell are trademarks of the Frank Russell Company.

The Lipper Equity Income Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe.

An investment cannot be made directly in an index. All indexes are unmanaged and do not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes. Returns would be lower if they included the effect of these expenses.

Unclog your mailbox! Enroll in e-delivery

Enjoy the convenience of viewing annual and semiannual reports, prospectuses, and proxy statements online. When you enroll in electronic delivery, you will no longer receive paper copies of these documents and you will be notified by email when new materials are available for online viewing.

Enrolling is fast and simple

n Go to www.prudentialfunds.com/edelivery and follow the simple enrollment instructions.

n You will receive an email when new materials are available.

n You can cancel your enrollment or change your email address at any time.

Every vote is important, whether your Fund holdings are large or small. Please review the materials and return your proxy ballot card by mail, vote online, or call in your vote today.

Fund Risks

Mutual fund investing involves risks. The investment return and principal value will fluctuate, and the investment, when sold, may be worth more or less than the original cost. There is no guarantee a fund’s objectives will be achieved. The risks associated with each fund are explained more fully in each fund’s respective prospectus. For tax advice, clients should consult their tax professional regarding their particular situation.

Consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus and summary prospectus contain this and other information about the fund. Contact your financial professional for a prospectus or summary prospectus and read them carefully before investing.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment advisor. Both are Prudential Financial companies. Prudential Investments, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Mutual Funds: Are not insured by the FDIC or any federal government agency • May lose value • Are not a deposit of or guaranteed by any bank or any bank affiliate

0000000-00001-00       NS7743       01/2013

TARGET ASSET ALLOCATION FUNDS

Target Growth Asset Allocation Fund

Supplement dated December 7, 2012 to the

Prospectus, Summary Prospectus and Statement of Additional Information dated September 28, 2012

Proposed Reorganization

The Board of Trustees of Target Asset Allocation Funds, on behalf of Target Growth Allocation Fund (“Target Growth Fund”) and the Board of Directors of Prudential Investment Portfolios Inc., 10, on behalf of Prudential Jennison Equity Income Fund (“Equity Income Fund”) recently approved the reorganization of Target Growth Fund into Equity Income Fund. Pursuant to this proposal, the assets and liabilities of Target Growth Fund would be exchanged for shares of Equity Income Fund. The Equity Income Fund shares to be received by Target Growth Fund shareholders in the reorganization will be equal in value, will be of the same class, and will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Target Growth Fund shares held by such shareholders immediately prior to the reorganization.

Under the terms of this proposal, Target Growth Fund shareholders would become shareholders of the Equity Income Fund. No sales charges would be imposed in connection with the proposed transaction. Target Asset Allocation Funds, for the benefit of Target Growth Fund, and Prudential Investment Portfolios Inc, 10, for the benefit of Equity Fund, anticipate obtaining an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to either Fund, or its respective shareholders.

This reorganization transaction is subject to approval by the shareholders of Target Growth Fund. It is anticipated that proxy statements/prospectuses relating to the reorganization transaction will be mailed to Target Growth Fund shareholders in February 2013 and that the special meeting of Target Growth Fund shareholders will be held in mid-April 2013. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinion, it is expected that the reorganization transaction will be completed during the second quarter of 2013.

LR435

TARGET GROWTH ALLOCATION FUND

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

February     , 2013

Dear Shareholder:

I am writing to ask you to vote on an important proposal (the “Proposal”) whereby all of the assets of Target Growth Allocation Fund (“Growth Fund”), a series of Target Asset Allocation Funds (“Target Funds” or the “Trust”), would be acquired by Prudential Jennison Equity Income Fund (“Equity Fund,” and together with Growth Fund, the “Funds”), a series of Prudential Investment Portfolios, Inc. 10 (“PIP10”), and the Equity Fund would assume all of the liabilities of the Growth Fund (the “Reorganization”). The Trust is a Delaware statutory trust and PIP10 is a Maryland Corporation. The shareholders’ meeting (the “Meeting”) is scheduled for Thursday, April 19, 2013 at 10:00 a.m. Eastern time.

The Board of Trustees of Growth Fund has reviewed and approved the Proposal and recommended that the Proposal be presented to shareholders of Growth Fund for their consideration. Although the Trustees have determined that the Proposal is in your best interest, the final decision to approve the Proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, combining the Funds would give you the opportunity to participate in a fund with an investment objective and investment policies similar to those of Growth Fund, and will allow you to enjoy a substantially larger asset base over which expenses may be spread.

The accompanying combined proxy statement and prospectus includes a detailed description of the Proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•

By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•

By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com . Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•

By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Equity Fund.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-800-431-9642 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Stuart Parker

President

TARGET GROWTH ALLOCATION FUND

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Target Growth Allocation Fund (“Growth Fund”), a series of Target Asset Allocation Funds (the “Trust”), a Delaware statutory trust, is scheduled to be held at 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102, on Thursday, April 19, 2013, at 10:00 a.m. Eastern time, for the following purposes:

1. For shareholders of Growth Fund to approve or disapprove a Plan of Reorganization under which Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Jennison Equity Income Fund (“Equity Fund,” and together with Growth Fund, the “Funds”), a series of Prudential Investment Portfolios, Inc. 10 (“PIP10”), a Maryland corporation, and Growth Fund will be dissolved (the “Proposal”). In connection with this proposed transfer and dissolution, each whole and fractional share of each class of Growth Fund will be exchanged for whole and fractional shares of equal dollar value of the same class of Equity Fund and outstanding shares of Growth Fund will be cancelled.

2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Trustees of Growth Fund has fixed the close of business on January 22, 2013 as the record date for the determination of the shareholders of Growth Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

Deborah A. Docs

Secretary

Dated: February     , 2013

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be. A copy of this combined Prospectus and Proxy Statement is available at the Trust’s website at www.prudentialfunds.com/fundchanges.

The Board of Trustees of Growth Fund recommends that you vote FOR the Proposal.

Your vote is important.

Please return your proxy card promptly

or vote by telephone or over the internet.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE
A.	1. XYZ Corporation	John Smith, President
	2. XYZ Corporation c/o John Smith, President	John Smith, President

B.	1. ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2. Jones Family Trust	Charles Jones, Trustee

	3. Sarah Clark, Trustee u/t/d 7/1/85	Sarah Clark, Trustee

C.	1. Thomas Wilson, Custodian f/b/o Jessica Wilson UTMA New Jersey	Thomas Wilson, Custodian

PROXY STATEMENT

for

TARGET GROWTH ALLOCATION FUND, A SERIES OF TARGET ASSET ALLOCATION FUNDS

and

PROSPECTUS

for

PRUDENTIAL JENNISON EQUITY INCOME FUND, A SERIES OF

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 367-7521

Dated February     , 2013

Acquisition of the Assets and Assumption of the Liabilities of

Target Growth Allocation Fund

By and in Exchange for Shares of Prudential Jennison Equity Income Fund

This combined Proxy Statement and Prospectus (“Prospectus/Proxy Statement”) is being furnished to the shareholders of Target Growth Allocation Fund (“Growth Fund”), a series of Target Asset Allocation Funds, (the “Trust”), a Delaware statutory trust, in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at a special meeting of shareholders of Growth Fund and at any adjournments or postponements thereof (the “Meeting”).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Thursday, April 19, 2013 at 10:00 a.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about February     , 2013.

The purpose of the Meeting is for shareholders of Growth Fund to vote on a Plan of Reorganization (the “Plan”) under which Growth Fund will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, Prudential Jennison Equity Income Fund (“Equity Fund,” and together with Growth Fund, the “Funds”), a series of Prudential Investment Portfolios, Inc. 10 (“PIP10”), a Maryland corporation, in exchange for shares of Equity Fund, which will be distributed to shareholders of Growth Fund, and the subsequent cancellation of shares of Growth Fund and its liquidation and dissolution (the “Reorganization”).

If the shareholders of Growth Fund approve the Plan, they will become shareholders of Equity Fund.

The investment objectives of the Funds are similar. The investment objective of Growth Fund is to seek long-term capital appreciation, while the investment objective of Equity Fund is to seek income and capital appreciation. The investment policies of the Funds are also similar. Growth Fund seeks to achieve its objective by investing substantially all of its assets in common stocks of U.S. and foreign companies of all market capitalization ranges. Equity Fund invests under normal circumstances at least 65% of its total assets in income-producing equity and equity-related securities.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of Equity Fund that you should know about before voting. You should retain it for future reference. Additional information about Equity Fund and the proposed Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

• The Prospectus for Equity Fund, dated December 31, 2012, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

• The Statement of Additional Information (“SAI”) for Equity Fund, dated December 31, 2012, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

• An SAI, dated February     , 2012, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

• An Annual Report to Shareholders for Equity Fund for the fiscal year ended October 31, 2012, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to Equity Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for Growth Fund (attached as Exhibit A), the Prospectus for Equity Fund (Exhibit B to this Prospectus/Proxy Statement and which is enclosed), Equity Fund’s Annual Report to shareholders for its fiscal year ended October 31, 2012 (Exhibit C to this Prospectus/Proxy Statement and which is enclosed) and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining Growth Fund and Equity Fund into a single mutual fund. The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the Code). It is expected that the shareholders of Growth Fund will not recognize gain or loss upon the exchange of all of their shares of Growth Fund solely for shares of Equity Fund, as described in this Prospectus/Proxy Statement and the Plan.

Growth Fund is a series of Target Asset Allocation Funds, an open-end investment company that is organized as a Delaware statutory trust. Equity Fund is a series of Prudential Investment Portfolios, Inc. 10, an open-end investment company that is organized as a Maryland corporation.

If the shareholders of Growth Fund vote to approve the Plan, the assets of Growth Fund will be transferred to, and all of the liabilities of Growth Fund will be assumed by, Equity Fund in exchange for an equal dollar value of shares of the Equity Fund. Shareholders of Growth Fund will have their shares exchanged for shares of Equity Fund of equal dollar value based upon the value of the shares at the time Growth Fund’s assets are transferred to Equity Fund. After the transfer of assets and exchange of shares has been completed, Growth Fund will be liquidated and dissolved. If shareholders approve the Plan, you will cease to be a shareholder of Growth Fund and will become a shareholder of Equity Fund.

For the reasons set forth in the “Reasons for the Reorganization” section, the Board of Trustees of the Trust and the Board of Directors of PIP10 have determined that the proposed Reorganization of Growth Fund is in the best interests of Growth Fund and Equity Fund, and have also concluded that the shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Reorganization.

The Board of Trustees of the Trust, on behalf of Growth Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of Growth Fund at the close of business on January 22, 2013 (the Record Date) will be entitled to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of Growth Fund. The approval of the Plan requires the affirmative vote of the holders of a majority of the total number of shares of beneficial interest of Growth Fund outstanding and entitled to vote thereon.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Policies and Principal Risks of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for Equity Fund, you should read the Prospectus (enclosed as Exhibit B) for Equity Fund, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in Equity Fund’s SAI.

The investment objectives of the Funds are similar. The investment objective of Growth Fund is to seek long-term capital appreciation, while the investment objective of Equity Fund is to seek income and capital appreciation. The investment policies of the Funds are also similar. Growth Fund seeks to achieve its objective by investing substantially all of its assets in common stocks of U.S. and foreign companies of all market capitalization ranges. Equity Fund invests under normal circumstances at least 65% of its total assets in income-producing equity and equity-related securities.

Each Fund pursues its investment objective through various investment strategies that are employed by each Fund’s subadviser. The investment policies and strategies of each Fund are similar, as is further discussed below. Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a similar set of principal risks, which are also discussed in more detail below.

Growth Fund

Principal Investment Strategies. The Growth Fund is one of three funds which, together, currently comprise the Target Asset Allocation Funds (the “Target Funds”). The other two Target Funds are Target Moderate Allocation Fund and Target Conservative Allocation Fund. Each Target Fund pursues its investment objective by investing in a mix of equity and fixed-income securities appropriate for a particular type of investor. Separately, shareholders of Target Moderate Allocation are being asked to approve Quantitative Management Associates LLC, an affiliate of Prudential Investments LLC (the “Manager”), as the new sole subadvisor at a shareholders meeting to be held March 15, 2013. If the new subadvisor is approved, Target Moderate Allocation Fund will be repositioned as Prudential Defensive Equity Fund. There are currently no changes contemplated for Target Conservative Allocation Fund.

Growth Fund will normally invest substantially all of its assets in common stocks of U.S. and foreign companies of all market capitalization ranges. Growth Fund will normally invest up to 35% of its total assets in common stocks of small-cap companies. Small-cap companies are similar to those found in the Russell 2000 Index, a market capitalization weighted index comprised of the 2000 smallest companies in the Russell 3000 Index, which in turn is comprised of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Subject to certain restrictions, Growth Fund may invest up to 5% of its total assets in any one exchange traded fund (“ETF”) or other mutual fund and may invest up to 10% of its total assets in EFTs or other mutual funds collectively.

Growth Fund may invest up to 40% of its total assets in non-U.S. dollar denominated stocks of foreign companies, including companies in emerging markets. Growth Fund considers “foreign” securities to be only those stocks of foreign companies that are denominated in foreign currencies (including the euro—a multinational currency unit). Therefore, the limitation described above on the amount of Growth Fund’s total assets that may be invested in the stocks of foreign companies does not apply to U.S. dollar denominated foreign stocks.

Growth Fund may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs, and EDRs are certificates—usually issued by a bank or trust company—that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and may be valued in foreign currencies.

Growth Fund may invest up to 35% of its total assets in money market instruments when deemed appropriate by the Manager to preserve Growth Fund’s assets. To the extent Growth Fund invests in money market instruments, Growth Fund limits the potential for capital appreciation and achieving its investment objective of long-term capital appreciation.

Growth Fund may invest in Real Estate Investment Trusts (REITs), zero coupon bonds, deferred interest bonds, payment-in-kind securities, capital appreciation bonds, equity/mortgage swaps, structured securities, bank obligations, and interest rate caps, collars and floors.

Principal Risks of Investing in the Growth Fund. All investments have risks to some degree. Please remember that an investment in the Growth Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the investment subadvisers. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of Increase in Expenses. Your actual cost of investing in the Growth Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Growth Fund expense ratios are more likely to increase when markets are volatile.

Market Risk for Common Stocks. Since the Growth Fund invests in common stocks, there is the risk that the price of a particular stock owned by the Growth Fund could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity market as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Small- and Medium-Size Company Risk. The Growth Fund invests in stocks of small-size (“small-cap”) companies. In addition, each of the subadvisers that invests in stocks may from time to time invest in stocks of medium-size (“mid-cap”) companies. Mid-cap companies are similar to those found in the Russell MidCap Index, a market capitalization weighted index of common stocks designed to track the performance of mid-cap companies. Small- and mid-cap companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and mid-cap companies tend to fluctuate more than the stocks of larger, more established companies.

Style Risk. Since some of the Growth Fund segments focus on either a growth or value style, there is the risk that a particular style may be out of favor for a period of time.

Political Developments. Political developments may adversely affect the value of the Growth Fund’s foreign securities.

Foreign Market Risk. Investing in foreign securities involves more risk than investing in securities of U.S. issuers. Foreign markets—especially emerging markets—tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S.

Currency Risk. Changes in currency exchange rates may affect the value of foreign securities held by the Growth Fund and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Growth Fund does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Growth Fund to lose money and reduce the amount of income available for distribution.

Derivatives Risk. The Growth Fund may use derivatives including swaps, options and futures as a principal investment strategy to improve its returns or to protect its assets. When used for hedging purposes, derivatives may not fully offset or match the Growth Fund’s underlying positions and this could result in losses to the Growth Fund that would not otherwise have occurred.

Leverage Risk. The Growth Fund may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using “leverage.” If the Growth Fund borrows money to purchase securities and those securities decline in value, then the value of the Growth Fund’s shares will decline faster than if the Growth Fund were not leveraged.

Management Risk. Actively managed mutual Growth Funds are subject to management risk. The subadvisers will apply investment techniques and risk analyses in making investment decisions for the Growth Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadvisers may underperform the markets in general, the Growth Fund’s benchmark and other mutual funds with similar investment objectives.

Liquidity Risk. The risk that the Growth Fund may invest to a greater degree in securities that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Growth Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Growth Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect the Growth Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Equity Fund

Principal Investment Strategies. The Equity Fund will invest under normal circumstances at least 65% of its total assets in income-producing equity and equity-related securities. Equity and equity-related securities include common stocks, securities convertible or exchangeable for common stock or the cash value of such common stock, nonconvertible preferred stocks and convertible securities, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and joint ventures and business development companies, securities of real estate investment trusts (REITs) and income and royalty trusts, publicly-traded master limited partnerships, American Depositary Receipts (ADRs) and other similar securities. The Fund may also participate in the initial public offering (IPO) market.

The Equity Fund will seek companies with the ability to sustain and/or grow their dividends. The Equity Fund will employ a value strategy to identify such companies, seeking companies the investment subadviser believes to be fundamentally sound, but are being valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, the value of their assets, their private market value, or some combination of these factors. While we make every effort to achieve the Equity Fund’s objective, we cannot guarantee success.

Principal Risks of Investing in the Equity Fund . All investments have risks to some degree. Please remember that an investment in the Equity Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the investment subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of Increase in Expenses. Your actual cost of investing in the Equity Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Equity Fund expense ratios are more likely to increase when markets are volatile.

Equity Securities Risk. There is the risk that the price of a particular stock the Equity Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Equity Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Value Style Risk. Since the Equity Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) generally involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in foreign securities may be subject to non-U.S. withholding and other taxes. Investments in emerging markets are subject to greater volatility and price declines. We do not consider American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other similar receipts or shares traded in U.S. markets in which the Fund may invest to be foreign securities.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund’s benchmark and other mutual funds with similar investment objectives.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.

Real Estate Investment Trust (REIT) Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to the effect of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund could bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. The Fund’s investments in REITs may subject the Fund to duplicate management and/or advisory fees.

Illiquid Securities Risk. The Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Comparison of Other Policies

Diversification

Both Funds are “diversified” investment companies under the 1940 Act. As diversified investment companies, no more than 5% of the assets of either Fund may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of a Fund’s assets may be invested without regard to this limitation. Neither Fund will invest more than 25% of its assets in the securities of issuers in any one industry.

Foreign Equity Securities

Each Fund may invest in foreign equity securities. Growth Fund may invest up to 40% of its total assets in foreign equity securities. Equity Fund may invest up to 50% of its total assets in foreign securities including stocks and other equity-related securities, money market instruments and other investment-grade fixed income securities of foreign issuers. Investment grade securities have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (“Moody’s”), or Standard & Poor’s Ratings Services (“S&P”), or one of the other nationally recognized statistical rating organizations (“NRSROs”). On occasion, Equity Fund may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above as determined by Equity Fund’s investment subadviser. Neither Fund considers American Depository Receipts (ADRs), American Depository Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities. Each Fund may invest in foreign emerging market securities.

Emerging Growth Securities

The Funds may invest in securities of smaller or emerging growth companies. The Growth Fund may invest up to 35% of its total assets in small capitalization stocks, while the Equity Fund does not have a specific limitation on such investments. While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require a Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the subadviser’s judgment, such disposition is not desirable.

Securities Denominated in Foreign Currencies

Each Fund may invest in securities denominated in foreign currencies and may therefore need to engage in foreign currency exchange transactions. Such transactions may occur on a “spot” basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Fund may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract.

Money Market Instruments

Both Funds may invest in money market instruments, which include commercial paper of U.S. or foreign companies, foreign government securities, certificates of deposit, bankers’ acceptances, time deposits of foreign and U.S. banks, and obligations issued by the U.S. government or its agencies. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. Growth Fund uses money market instruments for cash management purposes, only.

144A Securities

Each of the Funds may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (1933 Act). The Directors of Growth Fund and the Trustees of PIP10, on behalf of Equity Fund, have each adopted guidelines and delegated to Prudential Investments LLC (PI), the investment manager for each Fund, the daily function of determining and monitoring liquidity of such restricted securities.

Exchange-Traded Funds (ETFs)

Each Fund may invest in ETFs. ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index.

Real Estate Investment Trusts (REITs)

Both Funds may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Repurchase Agreements

Both Funds may use repurchase agreements, where a party agrees to sell a security to a Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for that Fund, and is, in effect, a loan by the Fund. Repurchase agreements are income producing investments.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified item and price.

Short Sales and Short Sales against the Box

Each Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Each Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. Not more than 25% of each Fund’s net assets (determined at the time of the short sale) may be subject to short sales (short sales against-the-box are not subject to this limit).

Warrants and Rights

The Funds may invest in warrants and rights. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make either Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock.

Derivative Instruments

Each Fund may utilize various derivative instruments. Generally, with derivatives, the subadviser is trying to predict whether the underlying investment—a security, market index, currency, interest rate or some other asset, rate or index—will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund’s overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile. Derivatives that involve leverage could magnify losses. When using certain derivative strategies, each Fund may need to segregate cash or other liquid securities. Each Fund’s investments in derivative instruments is limited to a maximum of 25% of each Fund’s net assets. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Barrowing & Loans

The Funds may borrow money from banks. Each Fund may borrow up to 33 1/3% of the value of its total assets. Each Fund’s borrowings are limited so that immediately after such borrowing the value of its assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Fund’s shares and in the yield on the Fund. Each Fund may make loans, including loans of portfolio securities of that Fund.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, during periods of adverse market, economic or political conditions, each Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, each Fund may lend its portfolio securities if the outstanding loans by a Fund do not exceed 33 1/3% of the value of the lending Fund’s assets and the loans are callable at any time by the Fund.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. “Net assets” refers to a Fund’s assets minus its liabilities. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be considered illiquid.

U. S. Government Securities.

The Funds may invest in U.S. Government Securities. U.S. Government Securities include (to the extent consistent with the 1940 Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the 1940 Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Investment Restrictions

Neither Fund may change a fundamental investment restriction without the prior approval of its shareholders. Except as noted, each Fund has adopted fundamental investment restrictions, whereby it shall not: (i) purchase securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act; (ii) issue senior securities; (iii) purchase or sell real estate; (iv) underwrite securities; (v) make loans (except for certain securities lending transactions); (vi) borrow money (except for non-leveraging, temporary or emergency purposes); (vii) purchase or sell physical commodities [Equity Fund, only; Growth Fund is limited by reason of the 1940 Act]; and (viii) purchase any security if, as a result, more than 25% of the value of the Fund’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

For purpose of investment restriction (i) above, the Funds will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund’s total assets, (1) more than 5% of the Fund’s total assets (determined at the time of investment) would be invested in securities of a single issuer and (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

For purpose of investment restriction (vi) above, under the 1940 Act, each Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, each Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

For purposes of investment restriction (viii) above, Equity Fund utilizes the Global Industry Classification Standards (“GICS”) published by Standard & Poor’s in order to determine industry classifications.

Although not fundamental, Growth Fund has the following investment restriction:

1. The Fund may not invest in the securities of other investment companies, except that subject to certain restrictions, each Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions.

Although not fundamental, Equity Fund has the following investment restrictions:

1. The Fund may not purchase the securities of any other investment company except in compliance with the 1940 Act.

2. The Fund may not invest more than 25% of its net assets in derivatives.

Federal Income T ax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption “Certain Federal Tax Consequences of the Reorganization.”

Comparison of Organizational Structures

Description of Shares and Organizational Structure

Growth Fund operates pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws. Equity Fund operates pursuant to a Charter, which includes its Articles of Incorporation and supplements, corrections and amendments thereto, and
By-Laws. Growth Fund is governed by a Board of Trustees and Equity Fund is governed by a Board of Directors. We refer to these each as a “Board” and sometimes refer separately to “Trustees “ or “ Directors.” We have summarized below certain rights of shareholders of each of Growth Fund and Equity Fund to highlight differences in the governing documents. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the Declaration of Trust and By-Laws of the Target Funds, and the Charter and By-Laws of PIP10, for more complete information.

Growth Fund

Growth Fund is a series of Target Funds, an open-end, diversified, management investment company organized as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into three series (Conservative Allocation Fund, Moderate Allocation Fund and Growth Fund). Growth Fund is divided into six classes, designated Class A, Class B, Class C, Class R, Class X and Class Z shares. Each class of shares represents an interest in the same assets of Growth Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) Class B and Class X shares have a conversion feature, (5) Class X shares are available by exchange, only, and (6) Class R and Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Trust’s Agreement and Declaration of Trust, the Board Members may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

Shares of Growth Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B and Class X shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Growth Fund is entitled to its portion of all of the Fund’s assets after all debt and expenses of the Fund have been paid. Since Class B, Class C and Class X shares generally bear higher distribution expenses than Class A and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class R shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund’s outstanding shares for the purpose of voting on the removal of one or more Board Members or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting.

Under the Agreement and Declaration of Trust, the Board may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and NAV procedures) with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto.

The Board has the power to alter the number and the terms of office of the Board Members, provided that at all times at least a majority of the Board Members have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Board Members being selected, while the holders of the remaining shares would be unable to elect any Board Members.

Equity Fund

Equity Fund is a series of PIP10, an open-end, diversified, management investment company organized as a Maryland corporation. PIP 10 presently consists of two series: Prudential Jennison Equity Income Fund and Prudential Mid-Cap Value Fund.

The authorized capital stock of the Company is 5.5 billion shares, with a par value of $.001 per share. Of the Company’s authorized capital stock, 725 million authorized shares have been allocated to Equity Fund and divided into eight classes, designated Class A, Class B, Class C, Class M, Class Q, Class R, Class X and Class Z capital stock, each of which consists of 253 million, 20 million, 150 million, 1 million, 75 million, 75 million, 1 million and 150 million authorized shares, respectively.

With respect to the Fund, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Q shares and Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B and Class X shares have a conversion feature, and (5) Class Q shares, Class R shares, and Class Z shares are offered exclusively for sale to a limited group of investors. Class X shares are available by exchange, only. Class M shares have been fully converted to Class A shares.

In accordance with PIP10’s Articles of Incorporation, the Board Members may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

The Articles of Incorporation further provide that no Board Member, officer, employee or agent of Equity Fund is liable to Equity Fund or to a shareholder, nor is any Board Member, officer, employee or agent liable to any third persons in connection with the affairs of Equity Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Equity Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Board Members to provide for the indemnification of Board Members, officers, employees or agents of Equity Fund against all liability in connection with the affairs of the Fund.

Equity Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Board Members by written notice to the shareholders.

Pursuant to the Articles of Incorporation, the Board Members may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine. All consideration received by Equity Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Board Members have no intention of authorizing additional series at the present time.

The Board Members have the power to alter the number and the terms of office of the Board Members and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Board Members have been elected by the shareholders of Equity Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Board Members being selected, while the holders of the remaining shares would be unable to elect any Board Members.

Shareholder Meetings

Place of Meeting. The Trust and PIP10 may hold shareholder meetings at any place in the United States set by the respective Board.

Record Date. Each Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors or trustees is not required to be acted upon under the 1940 Act.

Quorum. The presence, in person or by proxy, of shares entitled to vote as required by federal law, including the 1940 Act, shall constitute a quorum.

Adjournments. Growth Fund can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. For Equity Fund, whether or not a quorum is present, the chairman of the meeting may, without further notice, adjourn a meeting from time to time to a date not more than 120 days after the original record date for the meeting.

Amendments to Charter/Declaration

The Board of Target Funds is entitled to amend the Declaration without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendments to PIP10’s Charter generally require the approval of PIP10’s Board and at least a majority of the votes entitled to be cast. However, the Board may amend the Charter to change the name of PIP10, or change the designation or par value of shares, without shareholder approval. Under Maryland law, PIP10’s Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares, without shareholder approval.

Amendment of By-Laws

The Trust’s By-Laws can be amended by majority vote of the shareholders or of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

PIP10’s By-Laws can be amended by the affirmative vote of a majority of all votes entitled to be cast by the shareholders or by affirmative vote of a majority of the Board.

Board of Directors/Trustees

Number of Members. As for the Trust, the number of trustees shall be at least one but no more than fifteen (15) and as shall be determined from time to time under the Declaration of Trust. PIP10’s Board may change the number of directors to any number from three (3) to twenty five (25), inclusive.

Removal of Board Members. As for the Trust, the trustees may remove any trustee with or without cause at any time by an instrument signed by at least two-thirds of the number of trustees prior to such removal, and any trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares. PIP10’s shareholders may remove a Board member, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Board members.

Board Vacancies. A vacancy on the Board of the Trust may be filled by a majority of the Board; provided that in the event that less than the majority of the trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the trustees then in office shall call a shareholders’ meeting for the election of trustees. A vacancy on PIP10’s Board may be filled only by a majority of the remaining members of the Board; even if the remaining directors do not constitute a quorum.

Limitation on Liability of Directors/Trustees and Officers. The Declaration of Trust of the Target Funds provides that a trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust, of such trustee or of any other trustee, and shall be liable to the Trust and its shareholders solely for such trustee’s own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, subadviser or principal underwriter of the Trust.

Maryland law and PIP10’s Charter provide that, to the extent allowed by law, directors and officers will not be liable to PIP10 or its shareholders for monetary damages except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action; provided that no director or officer will be protected from any liability to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification of Directors/Trustees, Officers, Employees and Agents. The Trust’s By-Laws provide that the Trust shall indemnify trustees, officers, employees and agents to the fullest extent permitted by law except that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties (“disabling conduct”), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one’s office.

PIP10’s Charter provides for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

Liability of Shareholders

The Trust’s Declaration provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of the Target Funds of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Under Maryland law, PIP10 shareholders generally have no personal liability for the debts or obligations of PIP10 as a result of their status as shareholders.

Termination and Dissolution

The Target Funds may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Dissolution of PIP10 requires the approval of the holders of a majority of the outstanding shares of all classes. However, under Maryland law, PIP10 may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

Under investment management agreements with each of the Trust on behalf of Growth Fund (the Growth Fund Management Agreement) and PIP10 on behalf of Equity Fund (the Equity Fund Management Agreement), Prudential Investments LLC (PI), located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, manages Growth Fund’s and Equity Fund’s investment operations and administers their business affairs and is responsible for supervising Eagle Asset Management, Inc. (Eagle), EARNEST Partners (EARNEST), Epoch Investment Partners, Inc (Epoch)., Hotchkis and Wiley Capital Management, LLC (Hotchkis), LSV Asset Management (LSV), Marsico Capital Management, LLC (Marsico), Massachusetts Financial Services Company (MFS), NFJ Investment Group LLC (NFJ), Thornburg Investment Management, Inc. (Thornburg) and Vaughan Nelson Investment Management, L.P. (Vaughan Nelson) as the subadvisers for Growth Fund (the Growth Fund Subadvisers) and Jennison Associates LLC (Jennison) as the subadviser Equity Fund. Pursuant to the Growth Fund Management Agreement and the Equity Fund Management Agreement, PI is responsible for conducting the initial review of prospective investment subadvisers for each Fund, subject to the Board’s supervision. In evaluating a prospective investment subadviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance.

PI and its predecessors have served as manager or administrator to investment companies since 1987. PI is a wholly owned subsidiary of Prudential Financial, Inc. (Prudential). Founded in 1875, Prudential is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

Sub-Adviser and Portfolio Managers.

Growth Fund

Eagle Asset Management, Inc. (Eagle) Eagle was founded in 1976 and is an autonomous wholly-owned subsidiary of Raymond James Financial, Inc. The firm provides an array of equity and fixed-income investing strategies to a variety of individual and institutional clients. As of July 31, 2012, Eagle had approximately $19 billion in assets under management. Eagle’s address is 880 Carrillon Parkway, St. Petersburg, FL 33716.

Bert L. Boksen, CFA serves as the lead portfolio manager of the strategy. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He has 31 years of investment experience. He earned a BA in Business from City College of New York in 1970, and an MBA in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EG Management I, LLC, general partner of Investment Partnership. Since April, 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc. since 1979.

Mr. Boksen is assisted by Eric Mintz, CFA. Mr. Mintz is a Co-Portfolio Manager for Small Cap Growth Equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 13 years of investment experience as an analyst and research associate. He holds a BA in Economics fromWashington and Lee University and earned his MBA from the University of Southern California. Mr. Mintz received his Chartered Financial Analyst designation in 2000. Eagle has been a subadviser to the Funds since July 2008.

EARNEST Partners, LLC (EARNEST) EARNEST is employee owned and a subsidiary ofWestchester Limited, LLC. Paul E. Viera, Jr. (whose background is described below) holds a controlling interest and the position of CEO. Founded in 1998, EARNEST Partners had approximately $20.3 billion in assets under management as of July 31, 2012. The address of EARNEST Partners is 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309.

Paul E. Viera, Jr., Chief Executive Officer and Partner of EARNEST Partners, manages the EARNEST Partners segment of the Funds. A founding member of EARNEST Partners, he previously served as a Global Partner of, and portfolio manager with, INVESCO Capital Management from 1991 to 1998. EARNEST has been a subadviser to the Funds since December 2001.

Epoch Investment Partners, Inc. (Epoch) Epoch is a wholly-owned subsidiary of Epoch Holding Corporation, a public company, which was incorporated in April 2004 as a Delaware corporation and is an independent advisory firm. As of July 31, 2012, Epoch managed approximately $23.7 billion in assets under management. Epoch is located at 640 Fifth Avenue, New York, New York 10019.

David N. Pearl, Janet K. Navon and Michael A.Welhoelter, CFA are the portfolio managers responsible for the segment of the Funds advised by Epoch.

David N. Pearl is Executive Vice President and Co-Chief Investment Officer of Epoch Investment Partners. He is a Portfolio Manager for Epoch’s U.S. investment strategies. Prior to co-founding Epoch in 2004 with Bill Priest, TimTaussig and Phil Clark, David was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC where he was responsible for both institutional and private client assets. Previously, he held senior portfolio management positions at ING Furman Selz Asset Management and Citibank Global Asset Management where he managed mutual funds and institutional accounts. Prior to Citibank, David was an Officer and Senior Analyst of BEA Associates, predecessor to Credit Suisse Asset Management -Americas. David holds a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from The Stanford University Graduate School of Business.

Janet K. Navon is a Managing Director, Director of Research, and is Portfolio Manager for Epoch’s U.S. Small Cap, U.S. SMID Cap, U.S. Choice and Global Small Cap strategies. Additionally, she leads the weekly U.S. research meetings. Prior to joining Epoch in 2007, Janet spent nine years as a Senior Analyst and Co-Portfolio Manager at Steinberg Asset Management. Prior to Steinberg, she was a founding principal of Atlantic Asset Management where she was responsible for product development, sector strategies, and corporate security analysis. Janet’s experience also includes investment management positions at Columbus Circle Visit our website at www.prudentialfunds.com 43 Investors and J.P. Morgan Investment Management where she coordinated quantitative portfolio strategies and new product development. Janet holds a BS from Georgetown University School of Foreign Service and an MBA from Columbia University, Graduate School of Business.

Michael A.Welhoelter, CFA is Epoch’s Chief Risk Officer and heads Epoch’s Quantitative and Risk Management team. He is also a co-portfolio manager on all of Epoch’s strategies. He is responsible for integrating risk management into the investment process. Prior to joining Epoch in 2005, he was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management-Americas, where he was a Portfolio Manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Previously, he was a Portfolio Manager and Quantitative Research Analyst at Chancellor/LGT Asset Management. Mike holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts, the Society of Quantitative Analysts and holds the Chartered Financial Analyst designation. Epoch has served as a subadviser to the Funds since July 2012.

Hotchkis andWiley Capital Management, LLC (Hotchkis) Hotchkis is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holdings Corp., which is a diversified holding company. As of July 31, 2012, Hotchkis had approximately $17 billion in assets under management. The address of Hotchkis is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439. Hotchkis manages institutional separate accounts and is the adviser and sub-adviser to other mutual funds. The investment process employed is the same for similar accounts, including the Funds, and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis’ strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for each Fund are generated by Hotchkis’ investment team. This list does not include all members of the investment team.

Sheldon Lieberman, George Davis, Scott McBride, Patricia McKenna, and Judd Peters participate in the investment research review and decision-making process for the segments of the Funds advised by Hotchkis. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Funds. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1994. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Hotchkis has been a subadvisor to the Funds since April 2005.

LSV Asset Management (LSV) LSV was formed in 1994, and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of July 31, 2012, LSV had approximately $59 billion in assets under management. LSV’s address is 155 NorthWacker Drive, Suite 4600, Chicago, IL 60606.

Josef Lakonishok, Menno Vermuelen, CFA and Puneet Mansharamani, CFA serve as co-portfolio managers for the portion of the international equity segments of the Funds advised by LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 32 years of investment and research experience. Mr. Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 19 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. 44 Target Asset Allocation Funds Mr. Mansharamani, CFA, has served as a Partner, Portfolio Manager of LSV since January 2006 and a Senior Quantitative Analyst of LSV since 2000. He has more than 12 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. LSV has been a subadviser to the Funds since April 2005.

Massachusetts Financial Services Company (MFS) MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have managed money since 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of July 31, 2012, the MFS organization had approximately $283 billion in assets under management.

The Portfolio Manager responsible for the management of the segment of the Funds subadvised by MFS is Eric B. Fischman. Mr. Fischman is an Investment Officer of MFS. He has been employed in the investment area of MFS since 2000. MFS has served as a subadviser to the Funds since December 2008.

Marsico Capital Management, LLC (Marsico) Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202, and is an independent, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. As of July 31, 2012, Marsico had approximately $31.2 billion under management.

Thomas F. Marsico and CoralieWitter, CFA are the Marsico portfolio managers responsible for making the day-to-day investment decisions for the segments of the Funds advised by Marsico. Thomas F. Marsico, Chief Investment Officer of Marsico, co-manages the Marsico-managed portions of the Funds. Mr. Marsico has over 30 years of experience in the investment management field as a securities analyst and a portfolio manager. CoralieWitter, CFA, co-manages the Marsico-managed portion of the Funds. Ms.Witter is a senior analyst who joined Marsico in June 2004. She was awarded the designation of Chartered Financial Analyst in 1998. She has over 15 years of experience in the financial services industry, most of which has involved equity research. Ms.Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research and the lead analyst covering the restaurant industry, and covered various internet companies for several years. Ms.Witter graduated from the University of Colorado with a Bachelor’s degree in International Affairs. Marsico has been a subadviser to the Funds since June 2005.

NFJ Investment Group LLC (NFJ) NFJ was formed in 1989 and is a wholly owned subsidiary of Allianz Global Investors of America L.P. As of June 30, 2012, the firm had over $34.8 billion of worldwide assets under management and advice. NFJ, a disciplined, value-oriented equity manager, is located at 2100 Ross Avenue, Dallas, Texas 75201.

The portfolio managers responsible for the portions of the Funds advised by NFJ are Thomas Oliver, CPA, CFA, Ben Fischer, CFA, Paul Magnuson, R. Burns McKinney, CFA and Jeff Reed, CFA.

BEN J. FISCHER, CFA - MANAGING DIRECTOR, PORTFOLIO MANAGER Mr. Fischer is a founding partner of NFJ Investment Group. He has over 45 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

PAUL A. MAGNUSON - MANAGING DIRECTOR, PORTFOLIO MANAGER Mr. Magnuson joined NFJ in 1992. He is a senior research analyst and a portfolio manager with over 26 years of experience in equity analysis and portfolio management. He currently manages the Small Cap Value strategy and oversees NFJ investment processes. Prior to joining NFJ Investment Group, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985.Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984. Visit our website at www.prudentialfunds.com

THOMAS W. OLIVER, CPA, CFA - MANAGING DIRECTOR, PORTFOLIO MANAGER Mr. Oliver has over 16 years of experience in accounting, reporting, financial analysis, and portfolio management. Prior to joining NFJ Investment Group in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation which he joined in 1999. He began his career as an auditor with Deloitte & Touche in 1995. Mr. Oliver received his BBA and MBA degrees from the University of Texas in 1995 and 2005, respectively.

R. BURNS MCKINNEY, CFA - MANAGING DIRECTOR, PORTFOLIO MANAGER Mr. McKinney has over 14 years of experience in equity research, financial analysis and investment banking. Prior to joining NFJ Investment Group in 2006, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. He began his career as an investment banking analyst at Alex. Brown & Sons in 1996. Prior to attending business school, he served as a Vice President in equity research at Merrill Lynch in New York, and also worked as an equity analyst at Morgan Stanley. Mr. McKinney received his BA in Economics from Dartmouth College in 1996 and his MBA from the Wharton School of Business in 2003.

JEFF N. REED, CFA – VICE PRESIDENT, PORTFOLIO MANAGER Mr. Reed has over 7 years of experience in investment and financial analysis. He began his career as a credit analyst at Frost Bank in 2003. Mr. Reed then attended the University of Texas, where he received his MBA. Upon completion of business school in 2007, Mr. Reed joined NFJ Investment Group. He received his BBA degree in Finance from Texas Christian University in 2003. NFJ has been a subadviser to the Funds since December 2005.

Thornburg Investment Management, Inc. (Thornburg) Thornburg is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of July 31, 2012, Thornburg had approximately $79 billion in assets under management. Thornburg’s address is 2300 North Ridgetop Road Santa Fe, NM 87506.

William V. Fries, CFA,Wendy Trevisani, and Lei Wang, CFA, all Managing Directors of Thornburg, are the portfolio managers for the portion of the international equity segments of the Funds advised by Thornburg. Mr. Fries serves as the lead portfolio manager. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms.Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University. LeiWang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr.Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr.Wang was an Analyst with The People’s Bank of China (China’s central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York. 46 Target Asset Allocation Funds Thornburg has been a subadviser to the Funds since April 2005.

Vaughan Nelson Investment Management, L.P. (Vaughan Nelson) Vaughan Nelson is a Houston-based investment counseling firm, founded in 1970. Vaughan Nelson is a wholly owned subsidiary of Natixis Global Asset Management and operates independently with its own proprietary research process and investment team. As of July 31, 2012, Vaughan Nelson had over $8.0 billion in assets under management. The address of Vaughan Nelson is 600 Travis Street, Suite 6300, Houston, Texas 77002. Vaughan Nelson’s small cap value team consists of two members: ChrisWallis, the lead portfolio manager and ScottWeber.

Chris D.Wallis, CFA, Senior Portfolio Manager, has 19 years investment management, financial analysis and accounting experience. Prior to joining Vaughan Nelson in 1999, Mr.Wallis was an Associate at Simmons Company International. He graduated with a BBA from Baylor University and an MBA from Harvard Business School.

Scott J.Weber, CFA, Portfolio Manager, has 14 years of investment management and financial analysis experience. Prior to joining Vaughan Nelson in 2003, Mr.Weber was a Vice President—Investment Banking with RBC Capital Markets. He graduated with a BS from the University of the South and MBA from Tulane University—A.B. Freeman School of Business. Vaughan Nelson has been a subadviser to the Funds since July 2005.

Equity Fund

Jennison Associates LLC (Jennison) is the Equity Fund’s investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of October 31, 2012, Jennison managed in excess of $154 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

Shaun Hong, CFA, and Ubong “Bobby” Edemeka are the portfolio managers of the Fund. Shaun Hong generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Shaun Hong is a Managing Director of Jennison. Shaun Hong joined Jennison in September 2000 when Prudential’s public equity asset management capabilities merged into Jennison. He was named co-manager of the Prudential Jennison Utility Fund in October 2000. Mr. Hong joined Prudential in 1999 as an analyst responsible for power, natural gas and telecommunications industries within Prudential’s public equity unit. He began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management, where he worked for five years researching utility, consumer products, commodities and technology sectors. He received his BS in industrial management from Carnegie Mellon University. Mr. Hong is a member of the New York Society of Security Analysts and CFA Institute. 12 Prudential Jennison Equity Income Fund

Ubong “Bobby” Edemeka is a Managing Director of Jennison, which he joined in March 2002. He was named co-manager of the Prudential Jennison Utility Fund in January 2005 and co-manager of the Prudential Jennison Equity Income Fund in January 2007. Before joining Jennison, Mr. Edemeka was a sell-side research analyst on the US Power & Utilities team at Goldman Sachs, where he covered electric utilities and independent power producers. Prior to Goldman Sachs, he was an analyst on the Global Utilities team of SSB Citi Asset Management Group, a division of Citigroup. Mr. Edemeka began his career as an analyst on the Prudential Jennison Utility Fund at Prudential Investments in 1997 after completing Prudential’s investment management training program. Mr. Edemeka received his BA in government from Harvard University. The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals.

Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Investment Management Fees

The Growth Fund Management Agreement and the Equity Fund Management Agreement each provide that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days nor less than 30 days written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PI for each Fund, as well as the investment management fees paid by each Fund to PI for the past three fiscal years, are set forth below.

Growth Fund

Management Fee Rate: 0.75% of average daily net assets to $500 million, 0.70% of the next $500 million, and 0.65% over $1.0 billion

Fees Paid to PI:

Fiscal year ended July 31, 2012	$1,239,111
Fiscal year ended July 31, 2011	$1,422,474
Fiscal year ended July 31, 2010	$1,413,204

Equity Fund

Management Fee Rate: 0.85% of average daily net assets to $500 million, 0.80% of the next $500 million, 0.75% of the next $1.5 billion, and 0.725% over $2.5 billion

Fees Paid to PI:

Fiscal year ended October 31, 2012	$19,868,775
Fiscal year ended October 31, 2011	$11,956,892
Fiscal year ended October 31, 2010	$2,091,450

If the Reorganization is approved, shareholders of Growth Fund may experience increased management fees, however, net annual operating expenses are expected to decrease.

Distribution Plan

Prudential Investment Management Services LLC (PIMS) serves as the principal underwriter and distributor for both Funds. The Target Funds and PIP10 each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the Fund’s average daily net assets attributable to Class A shares

Class B	1.00% of the Fund’s average daily net assets attributable to Class B shares

Class C	1.00% of the Fund’s average daily net assets attributable to Class C shares

Class Q	None

Class R	0.75% of the Fund’s average daily net assets attributable to Class R shares

Class X	1.00% of the Fund’s average daily net assets attributable to Class X shares

Class Z	None

• PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of average daily net assets of Growth Fund through November 30, 2013 and of Equity Fund through February 28, 2014.

• PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of average daily net assets of Growth Fund through November 30, 2013 and of Equity Fund through February 28, 2014.

• Class Z shares are not subject to any distribution or service fees.

• Equity Fund also offers Class Q shares; Growth Fund does not offer Class Q shares. Class Q shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of Growth Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of Equity Fund. The share value of a mutual fund—known as the net asset value per share or NAV—is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund’s NAV, the Fund will value the Fund’s futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund’s portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter (“OTC”) market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or PI under procedures established by and under the general supervision of the Fund’s Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI or the subadviser (or the Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or the Board in consultation with the subadviser or PI, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by PI or the subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential Investments mutual funds; and such other factors as may be determined by the subadviser, PI, the Board or the Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or PI believes were priced incorrectly.

A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or PI believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation. On a day that PI may determine that one or more of the Fund’s portfolio securities constitute Fair Value Securities, PI’s Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund’s NAV and/or the fair valuation of the securities in the aggregate results in a change of one half of one precent or more of the Fund’s daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification.

The Fund’s use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.

Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the “Proxy”) of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, and Class R shares, as applicable, of each Fund’s shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B, Class C, and Class R shares, as applicable, are subject. It is expected, however, that the NAV of each Fund’s share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.

Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

Each Fund does not knowingly accommodate or permit frequent trading, and the Board of each Fund has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s transfer agent monitors trading activity on a daily basis. The Funds have implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, the policy does not apply to the Prudential Asset Allocation Funds and the Prudential Real Assets Fund, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the Prudential Investments fund family.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in a Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing a Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Funds, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Each Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC). Class B shares of each Fund are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C shares of each Fund are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class Q shares, Class R shares and Class Z shares are sold at NAV without an initial sales charge; Growth Fund does not currently offer Class Q shares.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund’s Board from time to time. Refer to each Fund’s Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Target Funds and PIP10, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the conversion of Class B shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. The Fund may change the terms of any exchange privilege after giving you 60 days’ notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of Fund shares in response to short-term fluctuations in the market—also known as “market timing”—may make it very difficult to manage a Fund’s investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund’s procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

FE ES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Equity Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in Equity Fund after the Reorganization for purposes of determining any applicable CDSCs. The fees and expenses below of the pro forma Equity Fund after the Reorganization are based on estimated expenses of the Fund during the twelve months ended October 31, 2012.

“Certain Expenses” are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses. Growth Fund does not offer Class Q shares.

Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended October 31, 2012)

Shareholder Fees (fees paid directly from your investment)

	Growth Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Maximum sales charge (load) on purchases	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)	1%	1%	1%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Growth Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Management Fees	0.75%	0.78%	0.78%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.54%	0.14%	0.15%

= Total annual fund operating expenses	1.59%	1.22%	1.23%
– Fee waiver and/or expense reimbursement	(0.05)%	(0.05)%	(0.05	) %

= Net annual fund operating expenses (including Certain Expenses)	1.54%	1.17%	1.18%

Class B Shares ((for the twelve months ended October 31, 2012) Shareholder Fees (fees paid directly from your investment)
	Growth Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)	5%	5%	5%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Growth Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Management Fees	0.75%	0.78%	0.78%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.54%	0.14%	0.15%

= Total annual fund operating expenses	2.29%	1.92%	1.93%
– Fee waiver and/or expense reimbursement	None	None	None

= Net annual fund operating expenses (including Certain Expenses)	2.29%	1.92%	1.93%

Class C Shares (for the twelve months ended October 31, 2012) Shareholder Fees (fees paid directly from your investment)
	Growth Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)	1%	1%	1%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Growth Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Management Fees	0.75%	0.78%	0.78%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.54%	0.14%	0.15%

= Total annual fund operating expenses	2.29%	1.92%	1.93%
– Fee waiver and/or expense reimbursement	None	None	None

= Net annual fund operating expenses (including Certain Expenses)	2.29%	1.92%	1.93%

Class Q Shares (for the twelve months ended October 31, 2012)* * Growth Fund does not offer Class Q shares Shareholder Fees (fees paid directly from your investment)
	Growth Fund*	Equity Fund	Pro Forma Equity Fund After Reorganization
Maximum sales charge (load) on purchases	N/A	None	None
Maximum contingent deferred sales charge (load)	N/A	None	None
Redemption Fee	N/A	None	None
Exchange Fee	N/A	None	None
Small account maintenance fee	N/A	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Growth Fund*	Equity Fund	Pro Forma Equity Fund After Reorganization
Management Fees	N/A	0.78%	0.78%
+ Distribution (12b-1) Fees	N/A	None	None
+ Other Expenses	N/A	0.03%	0.04%

= Total annual fund operating expenses	N/A	0.81%	0.82%
– Fee waiver and/or expense reimbursement	N/A	None	None

= Net annual fund operating expenses (including Certain Expenses)	N/A	0.81%	0.82%

Class R Shares (for the twelve months ended October 31, 2012)

Shareholder Fees (fees paid directly from your investment)

	Growth Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Growth Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Management Fees	0.75%	0.78%	0.78%
+ Distribution (12b-1) Fees	0.75%	0.75%	0.75%
+ Other Expenses	0.54%	0.14%	0.15%

= Total annual fund operating expenses	2.04%	1.67%	1.68%
– Fee waiver and/or expense reimbursement	(0.25)%	(0.25)%	(0.25)%

= Net annual fund operating expenses (including Certain Expenses)	1.79%	1.42%	1.43%

Class X Shares (for the twelve months ended October 31, 2012)

Shareholder Fees (fees paid directly from your investment)

	Growth Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)	6%	6%	6%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Growth Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Management Fees	0.75%	0.78%	0.78%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.54%	0.14%	0.15%

= Total annual fund operating expenses	2.29%	1.92%	1.93%
– Fee waiver and/or expense reimbursement	None	None	None

= Net annual fund operating expenses (including Certain Expenses)	2.29%	1.92%	1.93%

Class Z Shares (for the twelve months ended October 31, 2012)

Shareholder Fees (fees paid directly from your investment)

	Growth Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Growth Fund	Equity Fund	Pro Forma Equity Fund After Reorganization
Management Fees	0.75%	0.78%	0.78%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	0.54%	0.14%	0.15%

= Total annual fund operating expenses	1.29%	0.92%	0.93%
– Fee waiver and/or expense reimbursement	None	None	None

= Net annual fund operating expenses (including Certain Expenses)	1.29%	0.92%	0.93%

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Equity Fund after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. Growth Fund does not offer Class Q shares. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.

Full Redemption —Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Growth Fund	$698	$1,020	$1,364	$2,331
Equity Fund	663	911	1,179	1,942
Pro Forma Equity Fund After Reorganization	664	914	1,184	1,953
Class B Shares	One Year	Three Years	Five Years	Ten Years
Growth Fund	$732	$1,015	$1,325	$2,368
Equity Fund	695	903	1,137	1,976
Pro Forma Equity Fund After Reorganization	696	906	1,142	1,987
Class C Shares	One Year	Three Years	Five Years	Ten Years
Growth Fund	$332	$715	$1,225	$2,626
Equity Fund	295	603	1,037	2,243
Pro Forma Equity Fund After Reorganization	296	606	1,042	2,254
Class Q Shares*	One Year	Three Years	Five Years	Ten Years
Growth Fund	N/A	N/A	N/A	N/A
Equity Fund	$83	$259	$450	$1,002
Pro Forma Equity Fund After Reorganization	$84	$262	$455	$1,014

Class R Shares	One Year	Three Years	Five Years	Ten Years
Growth Fund	$182	$616	$1,075	$2,349
Equity Fund	145	502	884	1,955

Pro Forma Equity Fund After Reorganization	146	505	889	1,966

Class X Shares	One Year	Three Years	Five Years	Ten Years
Growth Fund	$832	$1,115	$1,525	$2,626
Equity Fund	795	1,003	1,337	2,243
Pro Forma Equity Fund After Reorganization	796	1,006	1,342	2,254

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Growth Fund	$131	$409	$708	$1,556
Equity Fund	94	293	509	1,131
Pro Forma Equity Fund After Reorganization	95	296	515	1,143

*	Growth Fund does not offer Class Q shares as of October 31, 2012

No Redemption —Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Growth Fund	$698	$1,020	$1,364	$2,331
Equity Fund	663	911	1,179	1,942
Pro Forma Equity Fund After Reorganization	664	914	1,184	1,953
Class B Shares	One Year	Three Years	Five Years	Ten Years
Growth Fund	$232	$715	$1,225	$2,368
Equity Fund	195	603	1,037	1,976
Pro Forma Equity Fund After Reorganization	196	606	1,042	1,987
Class C Shares	One Year	Three Years	Five Years	Ten Years
Growth Fund	$232	$715	$1,225	$2,626
Equity Fund	195	603	1,037	2,243
Pro Forma Equity Fund After Reorganization	196	606	1,042	2,254
Class Q Shares*	One Year	Three Years	Five Years	Ten Years
Growth Fund	N/A	N/A	N/A	N/A
Equity Fund	$83	$259	$450	$1,002
Pro Forma Equity Fund After Reorganization	$84	$262	$455	$1,014
Class R Shares	One Year	Three Years	Five Years	Ten Years
Growth Fund	$182	$616	$1,075	$2,349
Equity Fund	145	502	884	1,955
Pro Forma Equity Fund After Reorganization	146	505	889	1,966

Class X Shares	One Year	Three Years	Five Years	Ten Years
Growth Fund	$232	$715	$1,225	$2,626
Equity Fund	195	603	1,037	2,243
Pro Forma Equity Fund After Reorganization	196	606	1,042	2,254

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Growth Fund	$131	$409	$708	$1,556
Equity Fund	94	293	509	1,131
Pro Forma Equity Fund After Reorganization	95	296	515	1,143

*	Growth Fund does not offer Class Q shares as of October 31, 2012

Performance of the Funds

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under “Total annual fund operating expenses” remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds The following bar chart shows each Fund’s performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Growth Fund

Annual Total Returns % (Class A shares) 1

2003	34.42%
2004	13.98%
2005	9.68%
2006	16.04%
2007	6.22%
2008	-40.21%
2009	24.82%
2010	13.85%
2011	-4.63%
2012	14.56%

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too.

BEST QUARTER: 17.94% (2nd quarter of 2003) WORST QUARTER: -22.16% (4th quarter of 2008).

Average Annual Total Returns % (as of December 31, 2012 )

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class B shares	8.61	-2.43	5.95	-
Class C shares	12.60	-2.21	5.96	-
Class R shares	14.48	-1.67	N/A	3.75 (10/4/2004)
Class X shares	8.51	-2.21	N/A	3.58 (10/4/2004)
Class Z shares	14.81	-1.24	7.03	-
Class A shares %
Return Before Taxes	8.26	-2.59	6.15	-
Return After Taxes on Distributions	8.13	-2.68	5.71	-
Return After Taxes on Distribution and Sale of Fund Shares	5.54	-2.20	5.37	-
Index % (reflects no deduction for fees, expenses or taxes)
Customized Blend Index	16.66	0.94	7.84	-
S&P 500 Index	15.99	1.66	7.10	-
Lipper Large-Cap Core Funds Average	14.95	0.68	6.51	-

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

Equity Fund

Annual Total Returns % (Class A shares) 1,2,3

2005	4.16%
2006	18.53%
2007	10.62%
2008	-36.30%
2009	42.74%
2010	18.88%
2011	-0.07%
2012	12.44%

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

2 The Fund’s prospectus previously displayed annual total returns for Class L shares. Class L returns are no longer utilized because Class L shares no longer exist. Although Class X and Class C shares have 10 calendar years of returns, returns for Class A shares are displayed above because Class X shares are closed to new investors and displaying the returns for Class A shares is consistent with the prospectuses issued by the other funds in the Prudential Investments fund family.

3 Jennison Associates LLC became the subadviser to the Fund on January 12, 2007. Performance prior to that date is attributable to another subadviser.

BEST QUARTER: 19.85% (2nd quarter of 2009) WORST QUARTER: -19.33% (4th quarter of 2008).

Average Annual Total Returns % (as of December 31, 2012)

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class B shares	6.67	3.02	N/A	5.84 (4-12-04)
Class C shares	10.61	3.20	8.44	-
Class Q shares	12.84	N/A	N/A	6.07 (1-18-11)
Class R shares	12.17	N/A	N/A	5.45 (1-18-11)
Class X shares	5.62	2.71	8.46	-
Class Z shares	12.73	N/A	N/A	7.64 (8-25-08)
Class A shares %
Return Before Taxes	6.26	2.80	N/A	5.97 (4-12-04)
Return After Taxes on Distributions	5.62	2.27	N/A	5.10 (4-12-04)
Return After Taxes on Distribution and Sale of Fund Shares	4.79	2.30	N/A	5.08 (4-12-04)
Index % (reflects no deduction for fees, expenses or taxes)
Lipper Equity Income Funds Index	13.70	1.27	6.93	-
S&P 500 Index	15.99	1.66	7.10	-
Lipper Equity Income Funds Average	12.45	1.81	7.46	-

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

REASONS FOR THE REORGANIZATION

The Trustees of the Target Funds and the Directors of PIP10 (collectively, the “Directors”), including all of the Trustees who are not “interested persons” of the Target Funds on behalf of Growth Fund and all of the Directors of PIP10 who are not “interested persons” of PIP10 on behalf of Equity Fund (collectively, the “Independent Directors”), have unanimously determined that the Reorganization would be in the best interests of Growth Fund and Equity Fund. The Board of each Fund concluded that the interests of the shareholders of each Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on December 3 – 5, 2012, PI advised the Directors that, as of October 31, 2012, Growth Fund had net assets of approximately $161 million, while Equity Fund had assets of approximately $2,880 million at that date. Accordingly, by merging the Funds, shareholders would enjoy a greater asset base over which fund expenses may be spread.

PI advised the Directors that while pro forma expenses based on average annual net assets for the year ending October 31, 2012 were lower than Growth Fund’s expenses for the same period but 0.005% higher for Equity Fund, the pro forma expenses based on net assets as of October 31, 2012 were lower than both Fund’s expenses at October 31, 2012.

In recommending approval of the Plan, PI advised the Directors that the Funds are both equity funds with similar investment objectives, similar investment policies, and substantially similar investment restrictions. As a result, it is anticipated that the securities held by Growth Fund will not be sold in significant amounts in order to facilitate the Reorganization efficiently. However, to the extent dispositions of Growth Fund securities are made, such dispositions will result in taxable gains or losses and transaction costs to the Growth Fund (if the dispositions are made prior to the Reorganization) or to Equity Fund (if the dispositions are made after the Reorganization). The Directors were also advised that Equity Fund had better investment performance over the three-, five- and ten-year periods ended September 30, 2012 than Growth Fund for the same periods.

The Directors also considered that Growth Fund would pay 50 percent of the costs of the Reorganization in an amount not to exceed $150,000, with PI paying the balance of such costs.

The Directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that each Fund would not be diluted as a result of the consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of Growth Fund:

• The Funds are equity funds with similar investment objectives, similar investment policies, and substantially similar investment restrictions;

• Equity Fund had better investment performance than the Growth Fund for the three-, five- and ten-year periods ended September 30, 2012; and

• Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The Directors also considered that it is a condition to the closing of the Reorganization that Growth Fund and Equity Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of Growth Fund.

Consequently, the Trustees of Growth Fund approved the Plan and recommend that shareholders of Growth Fund vote to approve the Plan.

For the reasons discussed above, the Board of Trustees of the Target Funds on behalf of Growth Fund unanimously recommend that you vote FOR the Plan.

If shareholders of Growth Fund do not approve the Plan, the Board of Growth Fund will consider other possible courses of action for the Fund, including, among others, consolidation of the Fund with one or more affiliated funds other than the Equity Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of Growth Fund do not approve the Plan, PI may consider recommending to the Board and shareholders the liquidation of Growth Fund in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. Unlike the proposed Reorganization, a liquidation of Growth Fund would result in taxable gains or losses for most shareholders of Growth Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of Growth Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by Growth Fund, including the preparation of certain documents. Growth Fund will determine a specific date for the actual Reorganization to take place (which is expected to take place in 2013). The date on which the Reorganization will occur is called the “closing date.” If shareholders of the Growth Fund do not approve the Plan, the Reorganization will not take place and the Board of Growth Fund will consider alternative courses of actions, as described above.

If the shareholders of Growth Fund approve the Plan, the Trust will deliver to Equity Fund all of Growth Fund’s assets and Equity Fund will assume all of the liabilities of Growth Fund on the closing date. PIP10 will issue to Growth Fund shares of Equity Fund of a value equal to the dollar value of the net assets delivered to Equity Fund by Growth Fund. Growth Fund will then distribute to its shareholders of record as of the close of business on the closing date, Equity Fund shares in the equivalent value and of the equivalent class as such shareholder holds in Growth Fund. Growth Fund will subsequently terminate and dissolve and Equity Fund will be the surviving fund. The stock transfer books of Growth Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to Growth Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, Growth Fund may amend the Plan without shareholder approval. Growth Fund may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of Growth Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, Reorganization costs) are further detailed below. Growth Fund will pay 50 percent of the Reorganization Costs in an amount not to exceed $150,000, with PI paying the balance of the Reorganization Costs.

Estimated Reorganization Expenses

Printing of Proxy Statements	$57,000
Processing/Mailing of Proxy Statements	$53,000
Solicitation Expenses	$90,000
Legal Expenses	$80,000
Audit Fees	$17,000

Total Estimated Reorganization Expenses	$297,000

All of the portfolio securities of Growth Fund will be transferred in-kind to Equity Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring.

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund’s obligation to complete the Reorganization that the Fund will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

• The acquisition by Equity Fund of the assets of Growth Fund in exchange solely for voting shares of Equity Fund and the assumption by Equity Fund of the liabilities, if any, of the Growth Fund, followed by the distribution of the Equity Fund shares received by Growth Fund pro rata to its shareholders, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Equity Fund and Growth Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

• The shareholders of Growth Fund will not recognize gain or loss upon the exchange of all of their shares of Growth Fund solely for shares of Equity Fund, as described in this Prospectus/Proxy Statement and the Plan;

• No gain or loss will be recognized by Growth Fund upon the transfer of its assets to Equity Fund in exchange solely for voting shares of Equity Fund and the assumption by Equity Fund of the liabilities, if any, of the Growth Fund. In addition, no gain or loss will be recognized by Growth Fund on the distribution of such shares to the shareholders of that Fund (in liquidation of Growth Fund);

• No gain or loss will be recognized by Equity Fund upon the acquisition of the assets of Growth Fund in exchange solely for voting shares of Equity Fund and the assumption of the liabilities, if any, of Growth Fund;

• Equity Fund’s tax basis for the assets acquired from Growth Fund will be the same as the tax basis of the assets when held by Growth Fund immediately before the transfer, and the holding period of such assets acquired by Equity Fund will include the holding period of such assets when held by Growth Fund;

• Growth Fund shareholders’ tax basis for the shares of Equity Fund received by them pursuant to the reorganization will be the same as their tax basis in Growth Fund shares exchanged therefor; and

• The holding period of Equity Fund shares received by the shareholders of Growth Fund will include the holding period of Growth Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service (the IRS) or the courts. If the Reorganization is consummated but fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by Growth Fund to Equity Fund followed by a taxable liquidation of Growth Fund, and the shareholders of Growth Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of Growth Fund and the fair market value of the shares of Equity Fund receive in exchange therefor.

Growth Fund has approximate capital loss carryforwards as of July 31, 2012 of $36,798,000 and Equity Fund has approximate capital loss carryforwards as of October 31, 2012 of $89,043,000. Sales by Growth Fund of portfolio securities prior to the merger may result in realized gains or losses on such securities. Net realized gains in excess of prior year capital loss carryforward (if any) would be distributed to shareholders of Growth Fund prior to the merger. In a tax-free reorganization, the Equity Fund generally succeeds to capital loss carryforwards of the Growth Fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the Equity Fund to utilize either its own capital loss carryforwards or those of the Growth Fund after the transfer date. Section 381 limits the amount of gain of the Equity Fund that can be offset by the capital loss carryforwards of the Growth Fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of post-reorganization capital gain of the Equity Fund that can be offset annually by the Equity Fund’s capital loss carryforwards, in general, to the value of the equity of the Equity Fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Additional rules may further limit the utilization of the capital losses. As a result of these limitations, a portion of the capital loss carryforwards of Equity Fund and Growth Fund may expire before they can be utilized.

Shareholders of Growth Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of PIP10 Shares

PIP10 is organized as a corporation under the laws of the State of Maryland. PIP10 presently consists of two series: Prudential Jennison Equity Income Fund and Prudential Mid-Cap Value Fund. PIP10 is authorized to issue 5.5 billion shares of capital stock, $.001 par value per share, 725 million of which are designated as shares of Prudential Jennison Equity Income Fund. Details are set forth above under “Comparison of Organizational Structure – Description of Shares and Organizational Structure – Equity Fund.”

Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) Class B shares have a conversion feature. In accordance with PIP10’s Charter, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

Shares of PIP10, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of PIP10 under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund’s assets after all debt and expenses of the Fund have been paid. Since Class B, Class C and Class R shares generally bear higher distribution expenses than Class A, Class Q and Class Z shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A, Class Q and Class Z shares.

PIP10 does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP10 will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of PIP10’s outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. PIP10 will render assistance to those shareholders who call such a meeting.

Under the Charter, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by PIP10 for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of certain changes in the investment policies related thereto.

The Directors have the power to alter the number and the terms of office of the Directors, provided that always at least a majority of the Directors have been elected by the shareholders of PIP10. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

The shares of Equity Fund that will be distributed to shareholders of Growth Fund will have the same legal characteristics as the shares of Growth Fund with respect to such matters as accessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of October 31, 2012, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of Equity Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of Equity Fund is likely to be different when the Plan is consummated.

Class A	Growth Fund	Equity Fund	Pro Forma Adjustments		Pro Forma Equity Fund After Reorganization (unaudited)
Net assets	$106,540,253	$1,249,149,021	-		$1,355,689,274
Total shares outstanding	8,985,075	89,891,647	(1,320,309	)(b)	97,556,413
Net asset value per share	$11.86	$13.90	-		$13.90

Class B	Growth Fund	Equity Fund	Pro Forma Adjustments	Pro Forma Equity Fund After Reorganization (unaudited)
Net assets	$17,525,177	$90,555,381	-	$108,080,558
Total shares outstanding	1,620,074	6,887,591	(287,361) (b)	8,220,304
Net asset value per share	$10.82	$13.15	-	$13.15

Class C	Growth Fund	Equity Fund	Pro Forma Adjustments	Pro Forma Equity Fund After Reorganization (unaudited)
Net assets	$35,193,535	$691,480,563	-	$726,674,098
Total shares outstanding	3,250,872	52,710,439	(568,438) (b)	55,392,873
Net asset value per share	$10.83	$13.12	-	$13.12

Class Q	Growth Fund (a)	Equity Fund	Pro Forma Adjustments	Pro Forma Equity Fund After Reorganization (unaudited)
Net assets	N/A	$2,193,787	-	$2,193,787
Total shares outstanding	N/A	157,790	-	157,790
Net asset value per share	N/A	$13.90	-	$13.90

Class R	Growth Fund	Equity Fund	Pro Forma Adjustments	Pro Forma Equity Fund After Reorganization (unaudited)
Net assets	$2,539	$8,895,814	-	$8,898,353
Total shares outstanding	216	640,242	(33) (b)	640,425
Net asset value per share	$11.77	$13.89	-	$13.89

Class X	Growth Fund	Equity Fund	Pro Forma Adjustments	Pro Forma Equity Fund After Reorganization (unaudited)
Net assets	$142,641	$1,256,839	-	$1,399,480
Total shares outstanding	12,903	95,886	(2,023) (b)	106,766
Net asset value per share	$11.05	$13.11	-	$13.11

Class Z	Growth Fund	Equity Fund	Pro Forma Adjustments		Pro Forma Equity Fund After Reorganization (unaudited)
Net assets	$2,314,155	$837,292,673	-		$839,606,828
Total shares outstanding	189,649	60,279,780	(23,043	) (b)	60,446,386
Net asset value per share	$12.20	$13.89	-		$13.89

(a)	Class Q Shares were not offered by Growth Fund as of October 31, 2012.
(b)	Represents the difference between total additional shares to be issued and the current Growth Fund shares outstanding.

VOTING INFORMATION

Required Vote

Only shareholders of record of Growth Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were             shares of Growth Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of Growth Fund entitled to be voted at the Meeting is required to constitute a quorum of Growth Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of the holders of a majority of the total number of shares of capital stock of Growth Fund outstanding and entitled to vote thereon is necessary to approve the Plan, Each shareholder of Growth Fund will be entitled to one vote for each full share and a fractional vote for each fractional share of Growth Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote Growth Fund’s shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a “broker non-vote.” Growth Fund will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of a majority of the total number of shares of Growth Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by Growth Fund, Growth Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. Growth Fund would only take such actions if Growth Fund believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in Growth Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

How to Vote

You can vote your shares in any one of four ways:

• By mail, with the enclosed proxy card.

• In person at the Meeting.

• By phone.

• Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Growth Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of Growth Fund. In addition, Growth Fund has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if Growth Fund has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $90,000. Growth Fund would pay 50 percent of the costs of the Reorganization in an amount not to exceed $150,000, with PI paying the balance of such costs.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the each of the Funds. Unless noted otherwise, all information is provided as of each Fund’s most recent fiscal year end.

Growth Fund Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. Information shown below is as of Growth Fund’s most recently completed fiscal year, unless noted otherwise.

Subadviser	Portfolio Managers*	Registered Investment Companies	Other Pooled Investment Vehicles**	Other Accounts	Ownership of Fund Securities
Eagle Asset Management, Inc.	Bert L. Boksen	14/$4,809,371,113	2/$104,271,459	5,147/$2,972,943,634	None
	Eric Mintz	14/$4,809,371,113	None	5,147/$2,972,943,634	None
EARNEST Partners, LLC	Paul E. Viera, Jr.	17/$2,756.8 million	23/$1,159.3 million	205/$10,685.9 million 7/$585.8 million	None
Epoch Investment Partners, Inc.	David N. Pearl	11/$2,806 million	21/$2,354 million 1/$108 million	110/$7,743 million 16/$1,822 million	None
	Janet K. Navon	7/$876 million	7/$620 million	9/$349 million	None
	Michael A. Welhoelter, CFA	18/$6,776 million	37/$4,237 million 1/$108 million	168/$12,666 million 19/$2,740 million	None
Hotchkis and Wiley Capital Management, LLC	Sheldon Lieberman	13/$8.5 billion 1/$2.2 billion	3/$378 million	58/$7.2 billion 3/$254 million	None
	George Davis	13/$8.5 billion 1/$2.2 billion	3/$378 million	58/$7.2 billion 3/$254 million	None
	Scott McBride	13/$8.5 billion 1/$2.2 billion	3/$378 million	58/$7.2 billion 3/$254 million	None
	Patricia McKenna	13/$8.5 billion 1/$2.2 billion	3/$378 million	58/$7.2 billion 3/$254 million	None
	Judd Peters	13/$8.5 billion 1/$2.2 billion	3/$378 million	58/$7.2 billion 3/$254 million	None
Marsico Capital Management, LLC	Thomas F. Marsico	28/$14,928 million	11/$1,732 million	91/$7,967 million***	None
	Coralie Witter, CFA	22/$14,692 million	10/$1,672 million	81/$7,903 million***	None
Massachusetts Financial Services Company	Eric B. Fischman	10/$8.2 billion	1/$14.1 million	4/$286.8 million	None
Vaughan Nelson Investment Management, L.P.	Chris D. Wallis, CFA	9/$1,245,017,012	6/$161,336,752	248/$3,924,088,687	None
	Scott Weber	9/$1,245,017,012	6/$161,336,752	248/$3,924,088,687	None
NFJ Investment Group LLC	Paul Magnuson	21/$24,308,075,256	5/$161,242,208	48/$9,873,773,431	None
	Thomas Oliver, CFA and CPA	18/$15,893,813,241	2/$86,516,736	46/$9,631,602,498	None
	Ben Fischer, CFA	24/$24,426,156,055	5/$161,242,208	53/$10,374,079,510	None
	R. Burns McKinney CFA	16/$15,819,506,454	2/$86,516,736	43/$9,335,804,055	None
	Jeff Reed, CFA	12/$12,617,056,953	1/$3,561,476	34/$6,541,841,088	None
LSV Asset Management	Josef Lakonishok	28/$7,807,989,412	47/$9,510,916,627 6/$352,675,745	415/$42,087,634,674 30/$6,519,789,947	None
	Menno Vermuelen, CFA	28/$7,807,989,412	47/$9,510,916,627 6/$352,675,745	415/$42,087,634,674 30/$6,519,789,947	None
	Puneet Mansharamani	28/$7,807,989,412	47/$9,510,916,627 6/$352,675,745	415/$42,087,634,674 30/$6,519,789,947	None
Thornburg Investment Management, Inc.	William V. Fries, CFA	17/$30.8 billion	8/$3.4 billion	43/$8.7 billion 1/$84 million	None
	Wendy Trevisani	17/$30.8 billion	13/$3.4 billion	10,244/$13.7 billion 1/$84 million	None
	Lei Wang, CFA	17/$30.8 billion	8/$3.4 billion	43/$8.7 billion 1/$84 million	None

* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

** “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

***For Marsico, 1 of the ‘other accounts’ is a wrap fee platform which includes approximately 3,321 underlying clients for total assets (in millions) of approximately $962 and 4 of the ‘other accounts’ represent model portfolios for total assets (in millions) of approximately $1,875.

Equity Fund Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. Information shown below is as of Equity Fund’s most recently completed fiscal year, unless noted otherwise.

Subadviser	Portfolio Managers*	Registered Investment Companies	Other Pooled Investment Vehicles**	Other Accounts	Ownership of Fund Securities
Jennison Associates LLC	Shaun Hong, CFA	2/$3,169,270	None	None	$100,001- $500,000
	Ubong “Bobby” Edemeka	2/$3,169,270	None	None	$100,001- $500,000

* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

** “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager’s management of a Portfolio’s investments and investments in other accounts.

Eagle Asset Management, Inc. (Eagle)

COMPENSATION. Mr. Boksen and Mr. Mintz are paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys; Mr. Boksen and Mr. Mintz, along with other portfolio managers, participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term; additional deferred compensation plans are provided to key investment professionals; Mr. Boksen and Mr. Mintz along with all employees receive benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. There is no difference between the method used to determine Mr. Boksen’s and Mr. Mintz’s compensation with respect to the Funds and other funds managed by Mr. Boksen and Mr. Mintz. Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. Mr. Boksen and Mr. Mintz also receive stock option awards as part of their annual bonus. These stock option awards vest over a three-year period. Mr. Boksen’s and Mr. Mintz’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Mr. Boksen’s and Mr. Mintz’s benchmarks for evaluation purposes include LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

CONFLICTS OF INTEREST. Eagle currently holds a 51% ownership interest in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. and Eagle Aggressive Growth Partners Fund II L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership. On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership. Eagle’s portfolio managers manage other accounts with investment strategies similar to the Funds. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Funds. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics there are certain procedures in place to avoid conflicts of interest when the portfolio manager(s) and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for clients.

EARNEST Partners, LLC (EARNEST Partners)

COMPENSATION. EARNEST Partners: All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio managers. The firm is employee-owned.

CONFLICTS OF INTEREST . EARNEST Partners may be responsible for managing one or more of the Funds in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than the Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.

Epoch Investment Partners, Inc.

COMPENSATION. Portfolio managers and other investment professionals at Epoch are compensated through a combination of base salary, overall work performance bonus and equity ownership, if appropriate due to superior work performance and the performance of Epoch. The investment professional’s work performance is measured by Epoch, examining such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability and his or her ability to successfully interact with company management. Epoch avoids a compensation model that is driven by individual security performance and set against specific benchmarks, as this can lead to short term thinking which is contrary to Epoch’s value investment philosophy. Ultimately, equity ownership is the primary tool used by Epoch for attracting and retaining the best people. Shares are in the form of common stock subject to a vesting schedule.

CONFLICTS OF INTEREST . In Epoch’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Epoch’s other clients and/or accounts (together, the “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Epoch’s policy or procedure for handling them. Although Epoch has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Epoch seeks to minimize this by utilizing one investment approach (i.e., focus on free-cash flow), and by managing all Accounts on a strategy specific basis. Thus, all Accounts, whether they be fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Epoch has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Epoch may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Epoch determines which broker to use to execute each order, consistent with its duty to seek best execution. Epoch will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Epoch may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Epoch may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Epoch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by Epoch’s Access Persons and their family members (as defined in the Code), whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to quarterly transaction reporting and annual holdings reporting requirements.

Epoch manages some Accounts under performance based fee arrangements. Epoch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Epoch generally requires portfolio decisions to be made on a product specific basis. Epoch also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Epoch requires average pricing of all aggregated orders. Finally, Epoch has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Hotchkis and Wiley Capital Management, LLC (HWCM)

COMPENSATION DISCLOSURE. Portfolio Managers of the Funds are supported by the full research team of HWCM. The investment team, including portfolio managers, is compensated in various forms, which may include a base salary, an annual bonus, and equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The investment team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of HWCM using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of HWCM’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The majority of the portfolio managers own equity in HWCM. HWCM believes that the employee ownership structure of HWCM will be a significant factor in ensuring a motivated and stable employee base going forward. HWCM believes that the combination of competitive compensation levels and equity ownership provides HWCM with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in HWCM receive their pro rata share of HWCM’s profits. Investment professionals may also receive contributions under HWCM’s profit sharing / 401(k) plan.

Finally, HWCM maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, HWCM has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of HWCM’s ownership from one generation to the next.

HWCM believes that its compensation structure / levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST. The Funds are managed by HWCM’s investment team (“Investment Team”). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

LSV Asset Management (LSV)

PORTFOLIO MANAGER COMPENSATION . LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm’s net income.

POTENTIAL CONFLICTS. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. A potential conflict of interest could arise in relation to accounts with a performance-based fee relative to other accounts in the same strategy without a performance-based fee and accounts in which employees may be invested. LSV has policies and procedures to monitor for this potential conflict and designed to ensure that investment opportunities are fairly allocated to all clients.

Marsico Capital Management, LLC (MCM)

PORTFOLIO MANAGER COMPENSATION . The compensation package for portfolio managers of MCM is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on MCM’s profitability. Bonuses are typically based on two other primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, MCM’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other MCM employees. MCM’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s indirect parent company.

As a general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, MCM evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within MCM’s investment management team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

MATERIAL CONFLICTS . A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of MCM make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although MCM does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. MCM seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, MCM may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is MCM’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

MCM has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because MCM advises multiple accounts. In addition, MCM monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of MCM, including MCM’s Code of Ethics.

Massachusetts Financial Services Company (MFS)

COMPENSATION. Portfolio manager total cash compensation is reviewed annually. As of December 31, 2011, portfolio manager total cash compensation is a combination of base salary and performance bonus:

¡	Base Salary —Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

¡	Performance Bonus —Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2011, the following benchmarks were used to measure the portfolio manager’s performance for the Funds and/or comparable accounts:

Portfolio Manager	Benchmark

Eric B. Fischman	Russell 1000 Growth Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that include performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Funds and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Funds as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Funds.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Funds.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds, for instance, those that pay a higher advisory fee and/or include an investment by the portfolio manager.

NFJ Investment Group LLC (NFJ)

COMPENSATION. Investment professional compensation is designed to align with our clients’ interests, attract, motivate and retain top talent, and encourage long-term stability. We aim to provide rewards for exceptional investment performance and to build an enduring firm with a long-term culture of shared success. In support of these objectives, our compensation program includes base salary, an annual cash bonus, and long-term incentive. For some investment teams, compensation is funded by team revenue adjusted by investment performance.

Base Salary. Investment professionals are provided a competitive base salary which reflects the scope and responsibilities of the position and experience level of the individual. Salaries are periodically evaluated against industry peers using market data provided by independent third-party compensation surveys. Salaries represent a larger percentage of total compensation for more junior positions; and for more senior positions is a smaller percentage and subject to less frequent adjustments. Typically, salary comprises 30%-50% of total compensation for junior portfolio managers and 10%-30% of total compensation for senior portfolio managers.

Annual Cash Bonus. Investment professionals are eligible for an annual, discretionary bonus. Bonuses are awarded based on achievement to set goals, investment performance, and individual contribution. Investment performance is measured relative to the relevant fund/strategy benchmark and/or peer group ranking through measurement periods that are trailing one, three, and five years, but vary by investment team and fund. The differences in measurement periods are not arbitrary, but are linked to the nature of the investment process, strategies, and investment turnover.

Long-Term Incentive. Allianz Global Investors’ long-term incentive plan is designed to align compensation of key staff, managers, and executives with longer-term company performance. Awards are granted annually with award appreciation determined by the earnings growth of Allianz Global Investors in the U.S. and globally. Each award has a three-year vesting schedule and is paid in cash upon vesting.

The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across Allianz Global Investors. Senior investment professionals receive a higher proportion of incentive compensation in long-term awards. Typically, long-term incentive represents 10%-20% of junior portfolio manager total compensation while long-term incentive represents 25%-35% of senior portfolio manager total compensation.

CONFLICTS OF INTEREST. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

¡	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

¡

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

¡	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Fund as well as other accounts, NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manger may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Funds.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)

COMPENSATION. Compensation of portfolio management professionals includes a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm’s operating profit, as defined. Each portfolio management professional’s participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group. In order to align compensation with the investment objectives of our clients, the evaluation methodology utilizes the three year performance period as the primary weighting, the five year performance period as the secondary weighting and a qualitative assessment of the quality of client service provided as a tertiary weighting. The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees, at the discretion of the Compensation Committee, are eligible to participate within Natixis Global Asset Management’s long-term incentive program. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Funds and any other accounts managed.

CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a portion of the Funds may be presented with the following potential conflicts: 1) a conflict between the investment strategy of the Funds and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy; 2) a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Funds. Vaughan Nelson maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

Thornburg Investment Management, Inc. (Thornburg)

COMPENSATION. The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg Investment Management, Inc. (“Thornburg”) . Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager; multiple year historical total return of accounts managed by the portfolio manager, relative to market performance and single year historical total return of accounts managed by the portfolio manager.

CONFLICTS OF INTEREST. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include:

¡	Allocating a favorable investment opportunity to one account but not another.

¡	Directing one account to buy a security before purchases through other accounts increase the price of the security in the market place.

¡	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

¡	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has informed the Funds that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of a Fund’s investments and the portfolio manager’s management of other accounts. Thornburg has also informed the Funds that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Jennison Associates LLC

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for Shaun Hong:

¡

One- and three-year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices (the Lipper Equity Income Index), and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

The following primary quantitative factor is reviewed for Bobby Edemeka:

¡

The investment professional’s contribution to client portfolios’ pre-tax one- and three-year performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks (the Lipper Equity Income Index), and the investment professional’s respective coverage universes;

The qualitative factors reviewed for the portfolio managers may include:

¡	Historical and long-term business potential of the product strategies;

¡	Qualitative factors such as teamwork and responsiveness; and

¡	Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

CONFLICTS OF INTEREST. In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio Holdings

The Fund’s portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund’s annual and semiannual reports are posted on the Fund’s website at www.prudentialfunds.com. The Fund’s portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Fund’s first and third fiscal quarters, and may be accessed at www.sec.gov.

The Prudential Funds generally posts on its website a detailed list of the Fund’s portfolio holdings as of the end of each calendar month no sooner than approximately three business days prior to the end of the following month. The Fund’s detailed list of portfolio holdings will generally remain available on the Fund’s website for approximately one month, at which time the list will be replaced.

In addition, the Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund’s website and will generally be available for viewing until replaced at the end of the subsequent quarter.

Portfolio holdings information which appears on the Fund’s website may also be made available in printed form. When authorized by the Fund’s Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above.

The Fund has entered into ongoing arrangements to make available information about the Fund’s portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund’s shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail, staleness). The request shall address whether there are any conflicts of interest between the Fund’s shareholders and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI’s law department.

5. Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of fund holdings information.

6. PI’s Fund Administration Department shall arrange for the release of fund holdings information by the Fund’s custodian bank(s).

As of the date of this Prospectus/Proxy Statement, the Fund will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to RiskMetrics Group, Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;

  Full holdings on a daily basis to RiskMetrics Group (securities class action claims administrator) at the end of each day;

  Full holdings on a daily basis to a Fund’s Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the “sleeve” or segment of the Fund for which the Subadviser has responsibility;

  Full holdings to a Fund’s independent registered public accounting firm as soon as practicable following the Fund’s fiscal year-end or on an as-needed basis; and Full holdings to financial printers as soon as practicable following the end of a Fund’s quarterly, semi-annual and annual periodends.

2. Analytical Service Providers

  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund’s fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

  Full holdings on a daily basis to FactSet Research Systems Inc. and Lipper, Inc. (investment research providers) at the end of each day;

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected Prudential Investments Funds only);

  Full holdings on a daily basis to Electra Information Systems, Inc. (Target Portfolio Trust—Small Capitalization Growth Portfolio securities managed by Ashfield only);

  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Prudential Jennison Small Company Fund, Prudential Variable Contract Accounts -2 and -10 only);

  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Prudential Jennison Growth Fund and certain other selected Prudential Investments Funds only);

  Full holdings on a daily basis to Brown Brothers Harriman & Co. (operations support) (Prudential Financial Services Fund only);

  Full holdings on a weekly basis to Investment Technology Group, Inc. (analytical service provider) (Prudential Financial Services Fund only);

  Full holdings on a daily basis to State Street Bank & Trust Company (operations service provider) (Prudential Financial Services Fund only); and

  Full holdings on a quarterly basis to Prudential Retirement Services/Watson Wyatt Investment Retirement Services (401(k) plan recordkeeping) approximately 30 days after the close of the Fund’s fiscal quarter-end (Prudential Jennison Growth Fund only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund’s Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling the Fund to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with the rules of the Commission and procedures adopted by the Board of Directors. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Fund, see the SAI.

The Board has approved PI’s Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund’s disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund’s policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
Growth Fund

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
Equity Fund

* As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

** As record holder for other beneficial owners.

[As of the Record Date, the officers and directors of Target Asset Allocation Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of Growth Fund.]

[As of the Record Date, the officers and trustees of PIP10, as a group, beneficially owned less than 1% of the outstanding voting shares of of Equity Fund.]

ADDITIONAL INFORMATION

PIP10 is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about Equity Fund, a series of PIP10, is contained in its prospectus dated December 31, 2012, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about Equity Fund is included in its SAI, dated December 31, 2012,, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of Equity Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2012 is enclosed herewith, and may also be obtained by calling 1-800-225-1852, or by writing to Equity Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

PIP10 (on behalf of Equity Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC’s Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law relating to the validity of shares of Equity Fund to be issued pursuant to the Plan will be passed upon by Foley & Lardner LLP, special Maryland counsel to Equity Fund.

Independent Registered Public Accounting Firm

The audited financial statements of Growth Fund, incorporated by reference into the SAI, have been audited by         , independent registered public accounting firm, whose report thereon is included in the Annual Report of Growth Fund for the fiscal year ended July 31, 2012 (File No. 811-08915).

The audited financial statements of Equity Fund, incorporated by reference into the SAI, have been audited by         , independent registered public accounting firm, whose report thereon is included in the Annual Report of Equity Fund for the fiscal year ended October 31, 2012 (File No. 811-080850).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Growth Fund, c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Neither the Target Funds nor PIP10 is required to hold and will not ordinarily hold annual shareholders’ meetings in any year in which the election of trustees or directors, respectively, is not required to be acted upon under the 1940 Act. The Target Funds Board may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or Target Funds’ governing documents.

Pursuant to rules adopted by the SEC, a shareholder of either of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Trustees of Target Funds intends to bring before the Meeting the matters set forth in the foregoing notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of Target Funds by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for Equity Fund, dated December 31, 2012 (enclosed).

C	Equity Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2012 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this         day of             , 2013, by and between Target Asset Allocation Funds (the “Trust”), a statutory trust organized under the laws of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on behalf of its series, Target Growth Asset Allocation Fund (the “Acquired Fund”), and Prudential Jennison Equity Income Fund (the “Acquiring Fund”), a series of Prudential Investment Portfolios, Inc. 10, a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 (the “Acquiring Company”). Together, the Acquiring Fund and the Acquired Fund are referred to as the “Funds.”

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 per share, of the Acquiring Fund (as defined in Section 1(b) as the “Acquiring Fund Shares”); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust, on behalf of the Acquired Fund, and by the Acquiring Company, on behalf of the Acquiring Fund:

1. Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund’s Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a) Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Trust, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund’s then existing assets, and assume all of the Acquired Fund’s liabilities. The Trust, on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b) Subject to the terms and conditions of this Plan, the Acquiring Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Trust, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the “Acquiring Fund Shares”) determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund’s liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Trust agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c) As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Trust, on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Trust on behalf of the Acquired Fund pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then the Trust shall take action to dissolve and terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares

shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Trust with respect to the Acquired Fund.

(d) Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Company’s transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Company’s then-effective registration statement.

(e) Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2. Valuation.

(a) The value of the Acquired Fund’s assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the “Net Assets”) hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the “Valuation Time”) using the valuation procedures (the “Valuation Procedures”) set forth in the Trust’s Agreement and Declaration of Trust and currently effective registration statement.

(b) The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Company’s Charter and currently effective registration statement, which procedures are the Valuation Procedures referenced in the preceding paragraph.

(c) The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures.

3. Closing and Closing Date.

(a) The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be             , 2013, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Trust, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund’s Net Assets to be transferred to the account of the Acquiring Company, for the benefit of the Acquiring Fund, at the Acquiring Company’s Custodian, The Bank of New York Mellon. Also, the Trust, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Trust, for the benefit of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date, or shall provide evidence satisfactory to the Trust, on behalf of the Acquired Fund, that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Trust, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b) In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4. Representations and Warranties by the Trust, on behalf of the Acquired Fund, to the Acquiring Company for the benefit of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Company:

(a) The Acquired Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Delaware . The Trust is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end, management investment company and all of the

Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”). The Acquired Fund has been duly established in accordance with the Agreement and Declaration of Trust of the Trust (the “Agreement and Declaration of Trust”).

(b) The financial statements appearing in the Trust’s Annual Report to Shareholders of the Acquired Fund for the fiscal year ended July 31, 2012 (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c) If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquired Fund’s Semi-Annual Report to Shareholders of the Acquired Fund for the period ended January 31, 2013 (copies of which will be furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(d) The Trust has the necessary statutory trust power and authority to conduct the Acquired Fund’s business as such business is now being conducted.

(e) The Acquired Fund is not a party to or obligated under any provision of the Trust’s Agreement and Declaration of Trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g) The Acquired Fund has elected to be treated as a regulated investment company (a “RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h) The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i) At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use therein.

5. Representations and Warranties by the Acquiring Company, on behalf of the Acquiring Fund, to the Trust for the benefit of the Acquired Fund.

The Acquiring Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Trust:

(a) The Acquiring Fund is a series of the Acquiring Company, a corporation organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Charter of the Acquiring Company as a separate series of the Acquiring Company.

(b) The Acquiring Fund is authorized to issue an unlimited number of shares of common stock, par value $0.001 per share, of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c) At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Acquiring Company’s Charter and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d) The financial statements appearing in the Acquiring Company’s Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended October 31, 2012 (copies of which have been furnished to the Acquired Fund) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e) The Acquiring Company has the necessary corporate power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

(f) The Acquiring Fund is not a party to or obligated under any provision of the Acquiring Company’s Charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(h) The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i) At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Trust, on behalf of the Acquired Fund, for use therein.

6. Representations and Warranties by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, make the following representations and warranties.

(a) The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c) Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e) The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of the Trust and the Board of Directors of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Trust and the Acquiring Company in accordance with its terms.

(f) The Trust and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7. Intentions of the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

(a) The Trust intends to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing Date.

(b) The Trust does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund’s shareholders.

(c) The Trust intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d) The Trust and the Acquiring Company intend that, by the time of Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e) At the Closing, the Trust intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund’s transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f) The Trust intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) The Acquiring Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, “Proxy Statement”), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h) The Trust intends to call a meeting of shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i) The Trust, on behalf of the Acquired Fund, intends that it will, from time to time, as and when requested by the Acquiring Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j) The Acquiring Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in
Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k) The Acquiring Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Trust, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8. Conditions Precedent to be Fulfilled by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a) That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Trust and the Acquiring Company shall execute a certificate to the foregoing effect.

(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and the Board of Trustees of the Acquiring Company, on behalf of the Acquiring Fund.

(c) That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Trust’s or the Acquiring Company’s knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d) That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e) That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f) The Trust shall have received on the Closing Date a favorable opinion from Foley & Lardner LLP, special Maryland counsel to the Acquiring Company, dated as of the Closing Date, to the effect that:

(1) The Acquiring Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland with requisite statutory trust power under its Charter, Bylaws and the Maryland General Corporation Law (the “Maryland Act”) to own all of its properties and assets and to carry on its business in each case as described in its current prospectus, and the Acquiring Fund has been established as a series of the Acquiring Company in accordance with the terms of the Acquiring Company’s Charter, Bylaws and the Maryland Act;

(2) This Plan has been duly authorized and executed by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by the Trust, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3) When the Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Acquiring Company’s Charter, its Bylaws and the Maryland Act to subscribe for or purchase such shares;

(4) The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Company, on behalf of the Acquiring Fund, of its obligations hereunder will not, violate any provision of the Acquiring Company’s Charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Company’s currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5) To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6) The Acquiring Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and

(7) To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Company or the Acquiring Fund that would be required to be disclosed in the Acquiring Company’s registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Company.

(g) The Acquiring Company, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Trust, dated as of the Closing Date, to the effect that:

(1) The Trust is a statutory trust duly organized, validly existing and in good standing with the Department of State of the State of Delaware with requisite corporate power under its Agreement and Declaration of Trust and under the laws of the State of Delaware, to own all of its properties and assets and, to carry on the business of the Acquired Fund as described in the current prospectus of the Acquired Fund;

(2) This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Trust, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Trust and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3) All actions required to be taken by the Trust to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund;

(4) The execution and delivery of the Plan did not, and the performance of this Plan, by the Trust, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Trust’s Agreement and Declaration of Trust or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Trust’s currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5) To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6) Such counsel knows of no litigation or government proceeding instituted or threatened against the Trust or the Acquired Fund, hat would be required to be disclosed in the Trust’s registration statement on Form N-1A and is not so disclosed;

(7) The Trust has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h) The Acquiring Company with respect to the Acquiring Fund and the Trust with respect to the Acquired Fund shall have received, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Acquiring Company, in form and substance satisfactory to the Acquiring Company and the Trust, substantially to the effect that, for federal income tax purposes:

(1) The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2) In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5) In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6) In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7) In accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided , that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8) In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9) Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and/or the Trust with regard to certain matters.

(i) The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9. Fees and Expenses.

(a) Each of the Acquiring Company and the Trust represents and warrants to the other that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of this Plan shall be borne as agreed upon between the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

10. Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Trust or the Acquiring Company by resolution of the Board of Directors/Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of the Trust, the Acquired Fund, the Acquiring Company or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors/Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d) The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Trust, the Acquired Fund, the Acquiring Company, the Acquiring Fund, or any of their respective officers, directors/trustees, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either Fund, the Trust or the Acquiring Company against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Acquired Fund’s or the Acquiring Fund’s shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e) If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, or the Board of Directors of the Acquiring Company, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Headings; Counterparts.

(a) The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b) This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12. Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Trust and the Acquiring Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Trust and the Acquiring Company hereunder, and in particular that none of the assets of either the Trust or the Acquiring Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13. Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14. Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Trust s at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15. Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Target Asset Allocation Funds on behalf of Target Growth Asset Allocation Fund and Prudential Investment Portfolios, Inc. 10 on behalf of Prudential Jennison Equity Income Fund have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

TARGET ASSET ALLOCATION FUNDS ON BEHALF OF TARGET GROWTH ASSET ALLOCATION FUND

Attest:	By: Name: Title:

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10 , ON BEHALF OF PRUDENTIAL JENNISON EQUITY INCOME FUND

Attest:	By: Name: Title:

Exhibit B

PROSPECTUS DATED DECEMBER 31, 2012

The Prospectus for the Equity Fund, dated December 31, 2012, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED October 31, 2012

The Annual Report to Shareholders for the Equity Fund for the fiscal year ended October 31, 2012, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

TABLE OF CONTENTS

2	Proposal

3	Notice of Special Meeting of Shareholders

5	Prospectus/Proxy Statement

6	Summary

10	Comparison of Other Policies

13	The Investment Objectives, Policies and Principal Risks of the Funds

Comparison of Other Policies

13	Federal Income Tax Considerations

14	Comparison of Organizational Structure

17	Management of the Funds

23	Distribution Plan

23	Valuation

25	Frequent Purchases and Redemptions of Fund Shares

26	Purchases, Redemptions, Exchanges and Distributions

27	Fees and Expenses

Shareholder Fees and Operating Expenses

32	Expense Examples

34	Performance of the Funds

36	Reasons for the Reorganization

37	Information About the Reorganization

37	Closing

38	Expenses Resulting from the Reorganization

38	Certain Federal Tax Consequences of the Reorganization

39	Characteristics of PIP10 Shares

40	Capitalization

41	Voting Information

41	Required Vote

42	How to Vote

42	Revocation of Proxies

42	Solicitation of Voting Instructions

42	Additional Information About the Portfolio Managers and Portfolio Holdings

42	Portfolio Managers

53	Additional Information about the Portfolio Managers – Compensation and Conflicts of Interest

56	Principal Holders of Shares

56	Additional Information

56	Miscellaneous

57	Shareholder Proposals

58	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A—Form of Plan of Reorganization (attached)

B-1	Exhibit B—Prospectus dated December 31, 2012 (enclosed)

C-1	Exhibit C—Annual Report for the fiscal year ended October 31, 2012 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION

FOR

PRUDENTIAL JENNISON EQUITY INCOME FUND

Dated February             , 2013

Acquisition of the Net Assets of

Target Growth Asset Allocation Fund, a series of Target Asset Allocation Funds

By and in exchange for shares of the

Prudential Jennison Equity Income Fund, a series of Prudential Investment Portfolios, Inc. 10

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of substantially all of the assets of Target Growth Asset Allocation Fund (“Growth Fund”), and the assumption of the liabilities of Growth Fund in exchange for shares of Prudential Jennison Equity Income Fund (“Equity Fund” and collectively with Growth Fund, the “Funds”), a series of Prudential Investment Portfolios, Inc. 10 (the “Reorganization”).

This SAI consists of this Cover Page and Equity Fund’s SAI dated December 31, 2012. In accordance with the instructions to the Form N-14 proxy statement and prospectus, pro forma financial statements for Growth Fund and Equity Fund after giving effect to the proposed Reorganization are not required to be included in this SAI because the net assets of Growth Fund within 30 days prior to date of filing of the proxy statement and prospectus for the proposed Reorganization are less than 10 percent of the net assets of Equity Fund.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated February             , 2013 relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to Equity Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Target Funds and PIP10, other materials incorporated by reference herein, and other information regarding Growth Fund, the Target Funds, Equity Fund and PIP 10.

TABLE OF CONTENTS

Page
SAI Incorporation by Reference	S-2

SAI INCORPORATION BY REFERENCE

The SAI of Equity Fund, dated December 31, 2012, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Section 2-418 of the General Corporation Law of the State of Maryland provides for indemnification of officers, directors, employees and agents of a Maryland corporation. With respect to indemnification of the officers and directors of the Registrant, and of other employees and agents to such extent as shall be authorized by the Board of Directors or the By-laws of the Registrant and be permitted by law, reference is made to Article VIII, Paragraph (a)(5) of the Registrant’s Articles of Incorporation and Article V of the Registrant’s By-laws, both incorporated by reference herein.

With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Funds under the Investment Management Agreement, reference is made to Section 8 of the Investment Management Agreement incorporated by reference herein.

With respect to the Sub-Advisors’ indemnification under the Sub-Advisory Agreements of the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “ICA”), of the Investment Manager and each person, if any, who controls the Investment Manager within the meaning of Section 15 of the 1933 Act, as amended (the “1933 Act”), reference is made to Section 14 of each form of Sub-Advisory Agreement incorporated by reference herein.

With respect to Registrant’s indemnification of Prudential Investment Management Services LLC (the “Distributor”), its officers and directors and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, and the Distributor’s indemnification of Registrant, its officers and directors and any person who controls Registrant, if any, within the meaning of the 1933 Act, reference is made to Section 10 of the form of Underwriting and Distribution Agreement incorporated by reference herein.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)(A) Articles of Incorporation of Registrant. Incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “Commission”) on March 10, 1997.

(B) Amendment to Articles of Incorporation of Registrant dated July 3, 1997. Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

(C) Amendment to Articles of Incorporation of Registrant dated July 17, 1997. Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 17, 1997.

(D) Articles Supplementary of Registrant dated December 29, 1997. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 5, 1998.

(E) Articles Supplementary of Registrant dated August 14, 1998. Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 31, 1998.

(F) Articles Supplementary of Registrant dated December 16, 1998. Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 31, 1998.

(G) Articles Supplementary of Registrant dated September 23, 1999. Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 15, 1999.

(H) Articles Supplementary of Registrant dated February 14, 2000. Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 2, 2000.

(I) Articles Supplementary of Registrant dated May 1, 2000. Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on August 22, 2000.

(J) Articles Supplementary of Registrant dated September 8, 2000. Incorporated by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 15, 2000.

(K) Articles of Amendment of Registrant dated September 8, 2000. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

(L) Articles Supplementary of Registrant dated February 27, 2001. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

(M) Articles of Amendment of Registrant dated February 27, 2001. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

(N) Articles of Amendment of Registrant dated September 7, 2001. Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on September 14, 2001.

(O) Articles Supplementary of Registrant dated November 30, 2001. Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 10, 2001.

(P) Articles Supplementary of Registrant dated February 26, 2002. Incorporated by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2002.

(Q) Articles of Amendment of Registrant dated April 24, 2002. Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on April 30, 2002.

(R) Articles of Amendment of Registrant dated June 24, 2002. Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 26, 2002.

(S) Articles of Amendment of Registrant dated November 12, 2002. Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 26, 2002.

(T) Articles of Amendment of Registrant dated December 19, 2003. Incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 29, 2003.

(U) Articles Supplementary of Registrant dated January 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

(V) Articles Supplementary of Registrant dated January 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

(W) Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

(X) Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004

(Y) Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

(Z) Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

(AA) Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

(BB) Articles of Amendment of Registrant dated May 10, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

(CC) Articles Supplementary of Registrant dated September 10, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

(DD) Articles of Amendment of Registrant dated August 2, 2005. Incorporated by reference to Registrant’s Registration statement on Form N1-A as filed with the Commission on August 5, 2005.

(EE) Articles Supplementary of Registrant dated August 2, 2005. Incorporated by reference to Registrant’s Registration statement on Form N1-A as filed with the Commission on August 5, 2005.

(FF) Articles Supplementary of Registrant dated February 24, 2006. Incorporated by reference to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 27, 2006.

(GG) Articles of Amendment dated January 12, 2007. Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 8, 2007.

(HH) Articles of Amendment dated January 26, 2007. Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 8, 2007.

(II) Articles of Amendment dated February 8, 2007. Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 8, 2007.

(JJ) Articles of Amendment for name change dated February 16, 2010. Incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 17, 2010.

(KK) Articles Supplementary for Class Q and Class R shares. Incorporated by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 14, 2011. (LL) Articles Supplementary of Registrant dated September 14, 2011. Incorporated by reference to Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 28, 2011.

(2) By-laws of Registrant. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

(3) Not Applicable.

(4) The form of Plan of Reorganization for the reorganization of Target Growth Allocation Fund, a series of Target Asset Allocation Funds, and Prudential Jennison Equity Income Fund, a series of Prudential Investment Portfolios, Inc. 10, is included as Exhibit A to the combined Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5) In response to this item, Registrant incorporates by reference the following provisions of its Charter and By-Laws, filed herewith as Exhibit (a) and Exhibit (b), defining the rights of the Registrant’s shareholders: Article Sixth of the Charter and Article I of the By-Laws.

(6) (A) Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various funds of the Registrant. Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 25, 2005.

(B) Sub-advisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC, with Amendment, for the Prudential Mid Cap Value Fund (MCV) (formerly, Dryden Mid Cap Value Fund). Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 8, 2007.

(C) Sub-advisory Agreement between Prudential Investments LLC and Jennison Associates LLC, with Amendment, for JEIF. Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 8, 2007.

(7) (A) Amended and Restated Underwriting and Distribution Agreement between Registrant and American Skandia Marketing, Incorporated. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(i) Amended Exhibit A dated March 11, 2011 for Distribution Agreement dated September 16, 2010, incorporated by reference to Prudential World Fund, Inc. Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(B) Sales Agreement with American Skandia Marketing, Incorporated. Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

(C) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC (PIMS) dated September 16, 2010. Incorporated by reference to Prudential Jennison Small Company Fund, Inc. Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 2-68723) filed via EDGAR on September 16, 2010.

(i) Amended Exhibit A for Distribution Agreement dated September 16, 2010. Incorporated by reference to Prudential World Fund, Inc. Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(8) (A) Deferred Compensation Plan. Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 2, 2000.

(B) Amendment to Deferred Compensation Plan. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(9) Custodian Agreement dated July 1, 2005 between Registrant and PFPC Trust Company (PFPC). Incorporated by reference to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 27, 2006.

(10) (A) Distribution and Service Plan for Class A Shares. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

(B) Distribution and Service Plan for Class B Shares. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

(C)Distribution and Service Plan for Class C Shares. Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

(D) Distribution and Service Plan for Class X Shares. Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

(E) Distribution and Service Plan for New Class X Shares. Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 28, 2003.

(F) Distribution and Service Plan for Class L Shares. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

(G) Distribution and Service Plan for Class M Shares. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

(H) Distribution and Service Plan for Class R Shares for Prudential Jennison Equity Income Fund. Incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 15, 2010.

(I) Rule 12b-1 Fee Waiver for Class A Shares of Prudential Jennison Mid Cap Value Fund and Prudential Jennison Equity Income Fund. Incorporated by reference to Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 28, 2012.

(K) Rule 12b-1 Fee Waiver for Class R Shares of Prudential Jennison Equity Income Fund. Incorporated by reference to Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 28, 2012.

(L) Amended and Restated Rule 18f-3 Plan dated September 15, 2010. Incorporated by reference to the Prudential Jennison Small Company Fund, Inc. Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed via EDGAR on September 16, 2010 (File No.2-68723.

(11) Opinion and consent of Foley & Lardner LLP as to the legality of the securities being registered. To be filed by amendment.

(12) Form of Opinion and consent of Shearman & Sterling LLP supporting tax matters and consequences to shareholders. To be filed by amendment.

(13) (A) Administration Agreement between Registrant and PFPC Inc. Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

(B) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (PMFS), dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(C) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement on

Form N-1A as filed with the Commission on January 30, 2009 (File No. 33-50476).

(D) Amendment dated December 21, 2010 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007.Incorporated by reference to the Prudential Investment Portfolios 3 Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 2010 (File No. 333-95849).

(E) Administration Agreement between Registrant and American Skandia Investment Services, Incorporated. Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on August 22, 2000.

(14) (A) Consent of KPMG LLP, independent registered public accounting firm, for the Registrant. To be filed by amendment.

(B) Consent of KPMG LLP, independent registered public accounting firm, for Target Growth Asset Allocation Fund. To be filed by amendment.

(15)	Not Applicable.

(16)	Power of attorney. Filed herewith.

(17)	Form of voting instruction card for shareholders of Target Growth Asset Allocation Fund Filed herewith.

ITEM 17. UNDERTAKINGS

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 10th day of January 2013.

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10
By:	/s/ Stuart S. Parker
Stuart S. Parker, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*Kevin J. Bannon	Trustee

*Scott E. Benjamin	Trustee

*Linda W. Bynoe	Trustee

*Michael S. Hyland	Trustee

*Douglas H. McCorkindale	Trustee

*Stephen P. Munn	Trustee

* Stuart S. Parker	President and Trustee, Principal Executive Officer

*Richard A Redeker	Trustee

*Robin B. Smith	Trustee

*Stephen G. Stoneburn	Trustee

*Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

* By:	/s/ Katherine P. Feld	Attorney-in-Fact	January 10, 2013
Katherine P. Feld

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

Exhibit No.	Description

(16)	Power of attorney.

(17)(A)	Form of voting instruction card for shareholders of Target Growth Asset Allocation Fund